S2 TECHNOLOGIES, INC.


                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                                OCTOBER 18, 2001


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
                                                 TABLE OF CONTENTS
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                                                                                                               PAGE
1.       AGREEMENT TO SELL AND PURCHASE...........................................................................2

         1.1      Authorization of Shares.........................................................................2

         1.2      Sale and Purchase...............................................................................2

2.       CLOSING, DELIVERY AND PAYMENT............................................................................2

         2.1      First Closing and Subsequent First Closing......................................................2

         2.2      Second Closing..................................................................................3

         2.3      Delivery........................................................................................3

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................3

         3.1      Organization, Good Standing and Qualification...................................................3

         3.2      Subsidiaries....................................................................................4

         3.3      Capitalization; Voting Rights...................................................................4

         3.4      Authorization; Binding Obligations..............................................................5

         3.5      Liabilities.....................................................................................5

         3.6      Agreements; Action..............................................................................5

         3.7      Obligations to Related Parties..................................................................6

         3.8      Title to Properties and Assets; Liens, Etc......................................................6

         3.9      Intellectual Property...........................................................................7

         3.10     Compliance with Other Instruments...............................................................8

         3.11     Litigation......................................................................................8

         3.12     Tax Returns and Payments........................................................................8

         3.13     Employees.......................................................................................8

         3.14     Obligations of Management.......................................................................9

         3.15     Registration Rights and Voting Rights...........................................................9

         3.16     Compliance with Laws; Permits...................................................................9

         3.17     Offering Valid..................................................................................9

         3.18     Full Disclosure................................................................................10

         3.19     Section 83(b) Elections........................................................................10

         3.20     Insurance......................................................................................10

         3.21     Qualified Small Business.......................................................................10

         3.22     U.S. Real Property Holding Corporation.........................................................10

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                                                 TABLE OF CONTENTS
                                                     (CONTINUED)
                                                                                                               PAGE

         3.23     Compliance with Environmental Laws.............................................................11

         3.24     Minute Books...................................................................................11

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS........................................................11

         4.1      Requisite Power and Authority..................................................................11

         4.2      Investment Representations.....................................................................11

         4.3      Transfer Restrictions..........................................................................13

5.       CONDITIONS TO CLOSING...................................................................................13

         5.1      Conditions to Purchasers' Obligations at the First Closing.....................................13

         5.2      Conditions to Purchasers' Obligations at the Subsequent First Closing and at the
                  Second Closing.................................................................................15

         5.3      Conditions to Obligations of the Company.......................................................15

6.       MISCELLANEOUS...........................................................................................16

         6.1      Governing Law..................................................................................16

         6.2      Survival.......................................................................................16

         6.3      Successors and Assigns.........................................................................16

         6.4      Entire Agreement...............................................................................16

         6.5      Severability...................................................................................16

         6.6      Amendment and Waiver...........................................................................17

         6.7      Delays or Omissions............................................................................17

         6.8      Notices........................................................................................17

         6.9      Expenses.......................................................................................17

         6.10     Attorneys' Fees................................................................................18

         6.11     Titles and Subtitles...........................................................................18

         6.12     Counterparts...................................................................................18

         6.13     Broker's Fees..................................................................................18

         6.14     Confidentiality................................................................................18

         6.15     Pronouns.......................................................................................18

         6.16     California Corporate Securities Law............................................................18
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                                                             ii


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                              S2 TECHNOLOGIES, INC.
                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT


         THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of October 18, 2001, by and among S2 TECHNOLOGIES, INC., a California corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser"). Together, the Company and the Purchasers are referred to as "parties" and each as a "party."

                                    RECITALS

         WHEREAS,  the  Company  has  authorized  the  sale and  issuance  of an
aggregate  of  nine  million  nine  hundred  sixty-four   thousand  two  hundred
eighty-six (9,964,286) shares of its Series B Preferred Stock (the "Shares");

         WHEREAS, certain Purchasers have provided loans to the Company in the aggregate principal amount of three hundred thousand dollars ($300,000) pursuant to Promissory Notes (the "Notes") on the terms set forth in that certain Note
Purchase Agreement (the "Note Purchase Agreement") dated as of June ___, 2001, by and among the Company and the Purchasers set forth on Exhibit A thereto (the
"Holders");

         WHEREAS,  pursuant to Section 1.4 of the Note Purchase  Agreement,  the
Company has agreed to issue to the Holders warrants for the purchase of shares of the Company's capital stock under certain circumstances (the "Warrants");

         WHEREAS, in connection with the transactions contemplated herein certain of the Holders have agreed to waive their rights to such Warrants;

         WHEREAS, as partial consideration for their purchase of the Shares, the Holders desire to convert all outstanding principal under the Notes into Shares;

         WHEREAS, Purchasers desire to purchase the Shares on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                       1

         1. AGREEMENT TO SELL AND PURCHASE.

                  1.1 Authorization of Shares. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized (a) the sale and issuance to Purchasers of the Shares and (b) the issuance of such shares of Common Stock to be issued upon conversion of the Shares (the "Conversion
Shares"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company, in the form attached hereto as Exhibit B (the "Restated Charter").

                  1.2 Sale and Purchase. Subject to the terms and conditions hereof, (i) at the First Closing (as hereinafter defined) the Company shall issue and sell to each Purchaser, severally and not jointly, and each Purchaser shall purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser's name on Exhibit A under the heading "First Closing," at a purchase price of thirty-five cents ($0.35) per share, and (ii) at the Second Closing (as herein after defined), at the option of each Purchaser, the Company shall issue and sell to each Purchaser, severally and not jointly, and each Purchaser may purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser's name on Exhibit A under the heading "Second Closing," at a purchase price of thirty-five cents ($0.35) per share. The Company and the Holders further agree, notwithstanding any provision in the Notes or the Note Purchase Agreement to the contrary, that (i) each Note shall automatically convert as of the date of the First Closing, without requiring any further action by the Company or the Holders, into a number of Shares equal to the outstanding principal amount on such Note divided by a price per Share of thirty-five cents ($0.35), (ii) any default by the Company prior to the date of this Agreement for any failure by the Company to repay amounts due under the Notes is hereby waived, including without limitation any right to the Series A Conversion (as that term is defined in the Note Purchase Agreement), and (iii) each Note is hereby amended to provide that the date and time on which the Notes become due and payable is extended until the date and time of the First Closing (as defined below). In addition, Oryx Technology Corp. hereby waives any and all interest in or right to receive any and all Warrants due to it pursuant to the Note Purchase Agreement.

         2. CLOSING, DELIVERY AND PAYMENT.

                  2.1 First Closing and Subsequent First Closing. The closing of the sale and purchase of a minimum of 3,750,000 Shares set forth under the heading "First Closing" on Exhibit A (the "First Closing") shall take place at 12:00 p.m. on the date hereof, at the offices of Cooley Godward LLP located at 4401 Eastgate Mall, San Diego, CA 92121 or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the "First Closing Date"). At any time after the First Closing but not later than October 31, 2001, or at such other time as the Company and the holders of a majority of the Shares actually purchased at the First Closing may mutually agree, the Company may sell up to the balance of the Shares approved for sale at the First Closing as listed under the heading "First Closing" on Exhibit A, to the Purchasers who did not participate in the First Closing and who are identified therein (referred to herein as the "Subsequent First Closing").

                  2.2 Second Closing. The closing of the sale and purchase of up to the total number of Shares set forth under the heading "Second Closing" on Exhibit A (the "Second Closing," the First Closing, the Subsequent First Closing and the Second Closing are sometimes referred to herein collectively as the "Closing") shall take place at the offices of Cooley Godward LLP (as set forth above) not later than 120 days following the First Closing. The specific time and place of the Second Closing shall be agreed in writing among the Company and a majority in interest of the Purchasers by not later than 90 days following the First Closing (such date is hereinafter referred to as the "Second Closing Date"), but if no such agreement occurs, then such Second Closing shall occur 120 days after the First Closing (if such date is not a business day (defined as any weekday other than a United States of America or California holiday) then such Second Closing shall be on the first immediately following business day.). In connection with each Purchaser's consent to the date of the Second Closing, each such Purchaser shall indicate the portion of the Shares set forth opposite such Purchaser's name under the heading "Second Closing" on Exhibit A that it intends to purchase at said Second Closing and shall submit payment for the Shares that it intends to purchase by not later than 15 days prior to the scheduled date of the Second Closing (the "Second Closing Payment Deadline"). If
(a) a Purchaser indicates that it intends to purchase fewer than the full number of Shares set forth opposite such Purchaser's name under the heading "Second Closing" on Exhibit A, then it shall forfeit its right to purchase all other Shares listed for its purchase at the Second Closing (the "Forfeited Shares") or
(b) a Purchaser fails to deliver payment for the Shares that it intends to purchase at the Second Closing by the Second Closing Payment Deadline, then said Purchaser shall be deemed to have forfeited its right to purchase all Shares for which it has not paid (also the "Forfeited Shares"). Upon such forfeiture, Oryx may itself purchase, or it may select one or more third parties that are reasonably acceptable to the Board of Directors of the Company to purchase, any or all of such Forfeited Shares at the Second Closing. All such sales of the Forfeited Shares shall be made on the terms and conditions set forth in this Agreement as they apply to the Second Closing. Any third party participating in such Second Closing shall become a party to this Agreement by executing and delivering a counterpart signature page to this Agreement and shall thereafter be deemed a "Purchaser" and a party hereunder and such person shall also be required to execute all other documents required of Purchasers in a Closing. At the Second Closing, the Company will undertake to update the attached Exhibit A to reflect the actual identities of each Purchaser and the respective amounts purchased at each Closing.

                  2.3 Delivery. At each Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares purchased at the Closing by such Purchaser, against payment of the purchase price therefor by check, wire transfer made payable to the order of the Company, cancellation of indebtedness or any combination of the foregoing.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  Except as set forth on a Schedule of Exceptions delivered by the Company to the Purchasers at the Closing, the Company hereby represents and warrants to each Purchaser as of the date of this Agreement as set forth below.

                  3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of


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

California. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Amended and Restated Investor Rights Agreement in the form attached hereto as Exhibit C (the "Investor Rights Agreement"), the Amended and Restated Co-Sale Agreement in the form attached hereto as Exhibit D (the "Co-Sale Agreement"), and the Amended and Restated Voting Agreement in the form attached hereto as Exhibit E (the "Voting Agreement") (collectively, the "Related Agreements"), to issue and sell the Shares and the Conversion Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Restated Charter and to carry on its business as presently conducted and as presently proposed to be conducted.

                  3.2 Subsidiaries. The Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

                  3.3 Capitalization; Voting Rights.

                           (a) The  authorized  capital  stock  of the  Company,
immediately prior to the First Closing, consists of (i) ten million (10,000,000) shares of Common Stock, five million four hundred thousand (5,400,000) shares of which are issued and outstanding, and (ii) twelve million five hundred ninety-two thousand five hundred ninety-three (12,592,593) shares of Preferred Stock, two million five hundred ninety-two thousand five hundred ninety-three (2,592,593) shares of which are designated Series A Preferred Stock, all of which are issued and outstanding, and ten million (10,000,000) shares of which are designated Series B Preferred Stock, none of which is issued and outstanding.

                           (b) Under the Company's  2000 Equity  Incentive  Plan
(the "Plan"), (i) three hundred thousand (300,000) shares have been issued pursuant to restricted stock purchase agreements and/or the exercise of outstanding options, (ii) options to purchase three hundred fifty-five thousand (355,000) shares of Common Stock have been granted and are currently outstanding, and (iii) nine hundred fifty-two thousand four hundred seven (952,407) shares of Common Stock remain available for future issuance to officers, directors, employees and consultants of the Company.

                           (c) Other than (i) the shares  reserved  for issuance
under the Plan, (ii) warrants to purchase up to seven hundred thousand (700,000) shares of Common Stock pursuant to that certain Business Consultant and Management Agreement dated July 20, 2000, between the Company and Oryx Technologies, Inc., and (iii) warrants to purchase up to thirty five thousand seven hundred fourteen (35,714) shares of the Company's Series B Preferred Stock issuable to VMR High Octane Fund pursuant to the terms of the Note Purchase Agreement, and except as may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

                           (d)  All  issued  and   outstanding   shares  of  the
Company's Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable, and

(ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

                           (e)   The   rights,   preferences,   privileges   and
restrictions of the Shares are as stated in the Restated Charter. Each series of Preferred Stock is convertible into Common Stock on a one-for-one basis as of the date hereof. The Conversion Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Restated Charter, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed and will be subject to the terms of the Investor Rights Agreement, Co-Sale Agreement and the Company's Bylaws.

                           (f) No stock plan,  stock  purchase,  stock option or
other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidation, sale of stock or assets, change in control or any other transaction(s) by the Company.

                  3.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Charter has been taken or will be taken prior to the First Closing. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights,
(b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in Section 2.9 of the Investor Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

                  3.5 Liabilities. The Company has no material liabilities and knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse.

                  3.6 Agreements; Action.

                           (a) Except  for  agreements  explicitly  contemplated
hereby and agreements between the Company and its individual employees with respect to the sale of the Company's Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

                           (b)   There   are  no   agreements,   understandings,
instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license agreements entered into by the Company for the benefit of its customers in the ordinary course of business).

                           (c) The  Company  has not (i)  declared  or paid  any
dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business) individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                           (d)  For  the  purposes  of  subsections  (b) and (c)
above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                  3.7 Obligations to Related Parties. There are no obligations of the Company to officers, directors, shareholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, and/or (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors, key employees or shareholders of the Company, or any members of their immediate families, is indebted to the Company. None of the officers, directors or, to the best of the Company's knowledge, key employees or shareholders of the Company or any members of their immediate families, has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  3.8 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the Company's most recent balance sheet dated August 31, 2001, a copy of which has been provided to the Purchasers, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

                  3.9 Intellectual Property.

                           (a) The Company  owns or possesses  sufficient  legal
rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

                           (b) The Company has not received  any  communications
alleging that the Company has violated or, by conducting its business as presently proposed in the Business Plan (as defined in Section 3.18 hereof), would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

                           (c)  The  Company  is  not  aware  that  any  of  its
employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as presently proposed to be conducted in the Business Plan. Each employee, officer and consultant of the Company has executed a proprietary information and inventions agreement in the form of Exhibit G attached hereto. No employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's proprietary information and inventions agreement. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

                           (d)  Neither  the  execution  nor  delivery  of  this
Agreement or the Related Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business [as presently proposed in the Business Plan,] will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

                  3.10 Compliance with Other Instruments. The Company is not in violation or default of any term of its Restated Charter or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Charter, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement required to be disclosed on the Schedule of Exceptions.

                  3.11 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, actions pending or, to the Company's knowledge, threatened or any basis therefor known by the Company involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                  3.12 Tax Returns and Payments. The Company has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the First Closing, have been paid or will be paid prior to the time they become delinquent. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

                  3.13 Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or of any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and/or the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company. The Company has no knowledge that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee, group of employees, or contractor.

                  3.14 Obligations of Management. Each officer and key employee of the Company is currently devoting substantially all of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer or key employee of the Company is planning to work less than full time at the Company in the future. No officer or key employee is currently working or, to the Company's knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

                  3.15 Registration Rights and Voting Rights. Except as required pursuant to the Investor Rights Agreement, the Company is not under any obligation, and has not granted any rights, to register (as defined in Section
1.1 of the Investor Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. To the Company's knowledge, except as contemplated in the Voting Agreement, no shareholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

                  3.16 Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company (a) has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and (b) believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted in the Business Plan.

                  3.17   Offering   Valid.   Assuming   the   accuracy   of  the
representations and warranties of the Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the

Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

                  3.18 Full Disclosure. The Company has provided the Purchasers with all information requested by the Purchasers in connection with their decision to purchase the Shares, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the exhibits hereto, the Related Agreements nor any other document delivered by the Company to Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. Notwithstanding the foregoing, the 2001 Business Plan attached hereto as Exhibit I (the "Business Plan") provided to each of the Purchasers was prepared by the management of the Company in a good faith effort to describe the Company's presently proposed business and products and the markets therefore. The assumptions applied in preparing the Business Plan appeared reasonable to management as of the date thereof and as of the date hereof; however, there is no assurance that these assumptions will prove to be valid or that the objectives set forth in the Business Plan will be achieved. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement, the exhibits hereto, the Related Agreements or in other documents delivered to Purchasers or their attorneys or agents in connection herewith.

                  3.19 Section 83(b) Elections. To the Company's knowledge, all elections and notices permitted by Section 83(b) of the Code and any analogous provisions of applicable state tax laws have been timely filed by all employees who have purchased shares of the Company's common stock under agreements that provide for the vesting of such shares.

                  3.20 Insurance. The Company has or will obtain promptly following the Closing general commercial, product liability, fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

                  3.21 Qualified Small Business. The Company represents and warrants to the Purchasers that, to the best of its knowledge, the Company is a "qualified small business" within the meaning of Section 1202(d) of the Internal Revenue Code of 1986, as amended (the "Code") as of the date hereof and that upon issuance the Shares should qualify as "qualified small business stock" as defined in Section 1202(c) of the Code as of the date hereof.

                  3.22 U.S. Real Property Holding Corporation. The Company is not now and has never been a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the

Internal Revenue Service, and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of the such Regulations.

                  3.23 Compliance with Environmental Laws. The Company has not caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances (as defined below) in connection with the operation of its business or otherwise. To its knowledge, the Company, the operation of its business, and any real property that the Company owns, leases or otherwise occupies or uses (the "Premises") are in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws. The Company has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the ownership or occupation of the Premises, or the conduct of its operation, and the Company is not aware of any basis therefor. For purposes of this Agreement, the term "Environmental
Laws" shall mean any Federal, state or local law or ordinance or regulation pertaining to the protection of human health or the environment. For purposes of this Agreement, the term "Hazardous Substances" shall include any materials classified as hazardous or toxic under any Environmental Laws.

                  3.24 Minute Books. The minute books of the Company made available to the Investors contain a complete summary of all meetings of directors and shareholders of the Company since the time of incorporation of the Company.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

                  Each Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

                  4.1 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Investor Rights Agreement may be limited by applicable laws.

                  4.2 Investment Representations. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

                           (a)  Purchaser  Bears  Economic  Risk.  Purchaser has
substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                           (b)  Acquisition   for  Own  Account.   Purchaser  is
acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

                           (c)  Purchaser  Can Protect Its  Interest.  Purchaser
represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

                           (d) Accredited Investor. Purchaser represents that it
is an accredited investor within the meaning of Regulation D under the Securities Act.

                           (e) Company  Information.  Purchaser has received and
read the Company's financial statements and Business Plan and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                           (f) Rule 144. Purchaser  acknowledges and agrees that
the Shares, and, if issued, the Conversion Shares, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                           (g)  Residence.  If the  Purchaser is an  individual,
then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on Exhibit A.

                  4.3 Transfer Restrictions. Each Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares, are subject to restrictions on transfer as set forth in the Investor Rights Agreement and are subject to voting requirements as set forth in the Voting Agreement.

         5. CONDITIONS TO CLOSING.

                  5.1 Conditions to Purchasers' Obligations at the First Closing. Purchasers' obligations to purchase the Shares at the First Closing are subject to the satisfaction, at or prior to the First Closing Date, of the following conditions:

                           (a) Representations and Warranties True;  Performance
of  Obligations.  The  representations  and  warranties  made by the  Company in
Section 3 hereof shall be true and correct in all material respects as of the First Closing Date with the same force and effect as if they had been made as of the First Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the First Closing.

                           (b) Legal Investment.  On the First Closing Date, the
sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

                           (c) Consents, Permits, and Waivers. The Company shall
have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

                           (d) Filing of Restated Charter.  The Restated Charter
shall have been filed with the Secretary of State of California and shall continue to be in full force and effect as of the First Closing Date.

                           (e)  Corporate  Documents.  The  Company  shall  have
delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

                           (f) Reservation of Conversion  Shares. The Conversion
Shares issuable upon conversion of the Shares issuable at the First Closing shall have been duly authorized and reserved for issuance upon such conversion.

                           (g)  Compliance  Certificate.  The Company shall have
delivered to Purchasers a Compliance Certificate, executed by the President of the Company, dated the First Closing Date, to the effect that the conditions specified in subsections (a), (c), (d) and (f) of this Section 5.1 have been satisfied.

                           (h)  Secretary's  Certificate.  The Purchasers  shall
have received from the Company's Secretary, a certificate having attached thereto (i) the Company's Articles of Incorporation as in effect at the time of the First Closing, (ii) the Company's Bylaws as in effect at the time of the First Closing, (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, (iv) resolutions approved by the Company's shareholders authorizing the filing of the Restated Charter, and (v) good standing certificates (including tax clearance) with respect to the Company from the applicable authority(ies) in California and any other jurisdiction in which the Company is qualified to do business, dated a recent date before the Closing.

                           (i) Investor  Rights  Agreement.  The Investor Rights
Agreement shall have been executed and delivered by the parties thereto.

                           (j) Co-Sale  Agreement.  The Co-Sale  Agreement shall
have been executed and delivered by the parties thereto. The stock certificates representing the shares subject to the Co-Sale Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth on the Co-Sale Agreement.

                           (k) Voting Agreement. The Voting Agreement shall have
been executed and delivered by the parties thereto.

                           (l) Management  Services  Agreements.  The Management
Services Agreements substantially in the forms attached hereto as Exhibits F-1 and F-2 (the "Management Services Agreements") shall have been executed and delivered by the parties thereto.

                           (m)  Board  of  Directors.   Upon  the  Closing,  the
authorized size of the Board of Directors of the Company shall be five (5) members and the Board shall consist of Phil Micciche, Mark Underseth, Phil Wickham and two (2) other members, as further specified in the Voting Agreement.

                           (n) Legal Opinion. The Purchasers shall have received
from legal counsel to the Company an opinion addressed to them, dated as of the First Closing Date, in substantially the form attached hereto as Exhibit I.

                           (o)  Proceedings  and  Documents.  All  corporate and
other proceedings in connection with the transactions contemplated at the First Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                           (p) Proprietary Information and Inventions Agreement.
The Company and each of its officers, employees and consultants shall have entered into the Company's standard form of Proprietary Information and Inventions Agreement, in substantially the form attached hereto as Exhibit G or in other form reasonably acceptable to the Purchasers.

                  5.2 Conditions to Purchasers' Obligations at the Subsequent First Closing and at the Second Closing. Purchasers' obligations to purchase the Shares at the Subsequent First Closing and at the Second Closing are subject to the satisfaction, at or prior to the date of the Subsequent First Closing or Second Closing Date, as the case may be, of the following conditions:

                           (a) Legal  Investment.  The sale and  issuance of the
Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

                           (b) Filing of Restated Charter.  The Restated Charter
shall have been filed with the Secretary of State of the State of California and shall continue to be in full force and effect.

                           (c) Reservation of Conversion  Shares. The Conversion
Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                           (d)  Compliance  Certificate.  The Company shall have
delivered to Purchasers (i) a Compliance Certificate, executed by the President of the Company, dated as of the date of the respective Closing, to the effect that the conditions specified in subsections (b) and (c) of this Section 5.2 have been satisfied and (ii) a Certificate of the Chief Executive Officer that there has been no material changes to representations and warranties of the Company set forth in Section 3 herein or, if they have so changed, then said Certificate shall be accompanied by a revised Schedule of Exceptions dated as of the date of the respective Closing.

                           (e)  Secretary's  Certificate.  The Purchasers  shall
have received from the Company's Secretary, a certificate having attached thereto (i) the Company's Articles of Incorporation as in effect at the time of the respective Closing, (ii) the Company's Bylaws as in effect at the time of the respective Closing, (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, (iv) resolutions approved by the Company's shareholders authorizing the filing of the Restated Charter, and
(v) good standing  certificates  (including tax  clearance)  with respect to the
Company from the applicable authority(ies) in California and any other jurisdiction in which the Company is qualified to do business, dated a recent date before the Closing.

                  5.3 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions by each Purchaser participating in such respective Closing:

                           (a)   Representations   and   Warranties   True.  The
representations and warranties in Section 4 made by those Purchasers acquiring Shares hereof shall be true and correct in all material respects at the date of the respective Closing, with the same force and effect as if they had been made on and as of said date.

                           (b) Performance of Obligations. Such Purchasers shall
have performed and complied with all agreements and conditions herein required to be performed or complied with by such Purchasers on or before the Closing.

                           (c) Filing of Restated Charter.  The Restated Charter
shall have been filed with the Secretary of State of the State of California.

                           (d) Investor  Rights  Agreement.  The Investor Rights
Agreement shall have been executed and delivered by the Purchasers.

                           (e) Co-Sale  Agreement.  The Co-Sale  Agreement shall
have been executed and delivered by the parties thereto.

                           (f) Voting Agreement. The Voting Agreement shall have
been executed and delivered by the parties thereto.

                           (g)  Management  Services  Agreement.  The Management
Services Agreements shall have been executed and delivered by the parties thereto.

                           (h) Consents, Permits, and Waivers. The Company shall
have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

         6. MISCELLANEOUS.

                  6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

                  6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

                  6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

                  6.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                  6.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  6.6 Amendment and Waiver.

                           (a) This Agreement  shall be amended or modified only
upon the written consent of the Company and holders of at least a majority of the outstanding Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                           (b) The  obligations of the Company and the rights of
the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of at least a majority of the outstanding Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                  6.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Restated Charter, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. Any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Restated Charter or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements, or the Restated Charter must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Restated Charter, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

                  6.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that any facsimile transmission shall be followed immediately by notice sent registered or certified mail as provided herein; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) upon delivery to recipient after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

                  6.9 Expenses. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement. The Company shall, immediately following the respective First and/or Second Closing, reimburse the reasonable fees of and expenses of Manatt, Phelps & Phillips, LLP as counsel to Oryx Ventures, and shall reimburse such counsel for reasonable expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that the cumulative amount of said fees and expenses to such counsel shall not exceed $30,000.

                  6.10 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  6.11 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  6.13 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

                  6.14  Confidentiality.  Each party hereto agrees that,  except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement or the Related Agreements, discussions or negotiations relating to this Agreement or the Related Agreements, the performance of its obligations hereunder or the ownership of the Shares purchased hereunder. The provisions of this Section 6.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

                  6.15 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

                  6.16 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed the SERIES B PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                  PURCHASERS:

S2 TECHNOLOGIES, INC.                     ORYX VENTURES


Signature:  /s/Mark Underseth             Signature:  /s/ Philip Micciche
          ------------------------------            ----------------------------

Print Name:  Mark Underseth               Print Name:  Philip Micciche
           -----------------------------             ---------------------------

Title:  President                         Title:  COO
        --------------------------------        --------------------------------

Address:   2031 San Elijo Avenue
           Cardiff, CA 92007
                                          PROFILE VENTURE PARTNERS FUND 1, L.P.


                                          Signature:  /s/ Phil Wickham
                                                    ----------------------------

                                          Print Name:  Phil Wickham
                                                     ---------------------------

                                          Title:  Managing Member
                                                --------------------------------


                                          STAR TRUST 1982


                                          Signature:  /s/Amr Mohsen
                                                    ----------------------------

                                          Print Name:  Amr Mohsen
                                                     ---------------------------

                                          Title:  Star Trust Trustee
                                                --------------------------------


                                          VMR HIGH OCTANE FUND


                                          Signature: /s/ R. Hubbard
                                                    ----------------------------

                                          Print Name:  R. Hubbard
                                                     ---------------------------

                                          Title:  Director
                                                --------------------------------

          [SERIES B PREFERRED STOCK PURCHASE AGREEMENT SIGNATURE PAGE]

                                          CRENSHAW INVESTMENTS LIMITED

                                          Signature:  /s/ Peter Brigham
                                                    ----------------------------

                                          Print Name: Peter Brigham
                                                     ---------------------------

                                          Title:  Secretary
                                                --------------------------------


                                          DIABLO PARTNERS

                                          Signature:  /s/ Timothy Bacci
                                                    ----------------------------

                                          Print Name:  Timothy Bacci
                                                     ---------------------------

                                          Title:  Managing Director
                                                --------------------------------

          [SERIES B PREFERRED STOCK PURCHASE AGREEMENT SIGNATURE PAGE]

                                LIST OF EXHIBITS


Schedule of Purchasers                                      Exhibit A

Amended and Restated Articles of Incorporation              Exhibit B

Amended and Restated Investor Rights Agreement              Exhibit C

Amended and Restated Co-Sale Agreement                      Exhibit D

Amended and Restated Voting Agreement                       Exhibit E

Management Services Agreements                              Exhibits F-1 and F-2

Proprietary Information and Inventions Agreement            Exhibit G

Form of Legal Opinion                                       Exhibit H

Business Plan                                               Exhibit I

                                                             EXHIBIT A

                                                      SCHEDULE OF PURCHASERS
                                                                      PURCHASE PRICE     PURCHASE PRICE PAYABLE
                                                                        PAYABLE BY           IN IMMEDIATELY
                                                                     CANCELLATION OF       AVAILABLE FUNDS AT     AGGREGATE PURCHASE
                   PURCHASER                          SHARES           INDEBTEDNESS              CLOSING                 PRICE
------------------------------------------  ---------------------- -------------------- ------------------------- ------------------
FIRST CLOSING
ORYX VENTURES                                       3,157,143            $250,000.00           $855,000.00            $1,105,000.00
4340 Almaden Expwy, Suite 220
San Jose, CA  95118

PROFILE VENTURE PARTNERS FUND 1, L.P.               1,428,572                  $0.00           $500,000.20              $500,000.20
500 Chesterfield Parkway
Malvern, PA  19355

STAR TRUST 1982                                             0                  $0.00                 $0.00                    $0.00
c/o Amr Mohsen
1338 Ridder Park
San Jose, CA  95131

VMR HIGH OCTANE FUND                                  528,571             $50,000.00           $135,000.00              $185,000.00
c/o Meespeirson Fund Services
19-20 North Quay
Douglas, Isle of Man 1M991M

CRENSHAW INVESTMENTS LIMITED                        1,142,858                  $0.00           $400,000.30              $400,000.30
c/o Moore Stephens Services SAM
L'Estoil, Bloc C, 31 Avenue Princes Grace
MC 98000, Monaco

DIABLO PARTNERS                                        28,571                  $0.00            $10,000.00               $10,000.00
                                            ---------------------- -------------------- ------------------------- ------------------
4111 Hartz Avenue, Suite 200
Danville, CA  94526

TOTAL FOR FIRST CLOSING:                            6,285,715            $300,000.00         $1,900,000.25            $2,200,000.25
                                            ---------------------- -------------------- ------------------------- ------------------
SECOND CLOSING

ORYX VENTURES                                       2,535,715                  $0.00           $887,500.25              $887,500.25
4340 Almaden Expwy, Suite 220
San Jose, CA  95118

PROFILE VENTURE PARTNERS FUND 1, L.P.                 571,428                  $0.00           $199,999.80              $199,999.80
500 Chesterfield Parkway
Malvern, PA  19355

STAR TRUST 1982                                       142,857                  $0.00            $50,000.00               $50,000.00
c/o Amr Mohsen
1338 Ridder Park
San Jose, CA  95131

VMR HIGH OCTANE FUND                                  428,571                  $0.00           $150,000.00              $150,000.00
                                            ---------------------- -------------------- ------------------------- ------------------
c/o Meespeirson Fund Services
19-20 North Quay
Douglas, Isle of Man  1M991M

TOTAL FOR SECOND CLOSING                            3,678,571                  $0.00         $1,287,499.80            $1,287,499.80
                                            ---------------------- -------------------- ------------------------- ------------------
TOTAL FOR FIRST AND SECOND CLOSINGS:                9,964,286            $300,000.00         $3,187,500.10            $3,487,500.10
                                            ====================== ==================== ========================= ==================

                                    EXHIBIT B


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                             S2 TECHNOLOGIES, INC.

                                                 TABLE OF CONTENTS

                                                                                                               PAGE
1.       DIVIDEND RIGHTS..........................................................................................2

2.       VOTING RIGHTS............................................................................................2

         (a)      General Rights..................................................................................2

         (b)      Separate Vote of Series Preferred...............................................................2

         (c)      Election of Board of Directors..................................................................4

3.       LIQUIDATION RIGHTS.......................................................................................4

4.       CONVERSION RIGHTS........................................................................................6

         (a)      Optional Conversion.............................................................................6

         (b)      Series Preferred Conversion Rate................................................................6

         (c)      Conversion Price................................................................................6

         (d)      Mechanics of Conversion.........................................................................6

         (e)      Adjustment for Stock Splits and Combinations....................................................7

         (f)      Adjustment for Common Stock Dividends and Distributions.........................................7

         (g)      Adjustment for Reclassification, Exchange and Substitution......................................7

         (h)      Reorganizations, Mergers or Consolidations......................................................8

         (i)      Sale of Shares Below Series Preferred Conversion Price..........................................8

         (j)      Certificate of Adjustment......................................................................11

         (k)      Notices of Record Date.........................................................................11

         (l)      Automatic Conversion...........................................................................12

         (m)      Fractional Shares..............................................................................12

         (n)      Reservation of Stock Issuable Upon Conversion..................................................13

         (o)      Notices........................................................................................13

         (p)      Payment of Taxes...............................................................................13

         (q)      No Dilution or Impairment......................................................................13

5.       REDEMPTION..............................................................................................14

6.       NO REISSUANCE OF SERIES PREFERRED.......................................................................15


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                              S2 TECHNOLOGIES, INC.


         Mark Underseth hereby certifies that:

         ONE: He is the duly elected and acting President and Secretary of S2 Technologies, Inc., a California corporation (the "Corporation").

         TWO: The Articles of Incorporation of this Corporation are hereby amended and restated to read in full as follows:

                                       I.

         The  name  of  the   Corporation   is  S2   TECHNOLOGIES,   INC.   (the
"Corporation").

                                       II.

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III.

         A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is forty-two million five hundred ninety-two thousand five hundred ninety-three (42,592,593) shares, thirty million (30,000,000) shares of which shall be Common Stock (the "Common Stock") and twelve million five hundred ninety-two thousand five hundred ninety-three (12,592,593) shares of which shall be Preferred Stock (the "Preferred Stock").

         B. Two million five hundred ninety-two thousand (2,592,593) of the authorized shares of Preferred Stock are hereby designated "Series A Preferred Stock" (the "Series A Preferred"), and ten million (10,000,000) of the authorized shares of Preferred Stock are hereby designated "Series B Preferred Stock" (the "Series B Preferred") (the Series A Preferred and Series B Preferred are referred to herein collectively as the "Series Preferred").

         C. The rights, preferences, privileges, restrictions and other matters relating to the Series Preferred are as follows:

         1.       DIVIDEND RIGHTS.

                  (a) Holders of Series Preferred, in preference to the holders of any other stock of the Corporation ("Junior Stock"), shall be entitled to receive, when, as and if declared by the Board of Directors, but only out of funds that are legally available therefor, cash dividends at the rate of eight percent (8%) of the applicable Original Issue Price (as defined below) per annum on each outstanding share of Series Preferred (as adjusted for any stock dividends, combinations, splits recapitalizations and the like with respect to such shares). The "Original Issue Price" of the Series A Preferred shall be twenty-seven cents ($0.27) (the "Series A Original Issue Price"). The Original Issue Price of the Series B Preferred shall be thirty-five cents ($0.35) (the "Series B Original Issue Price"). Such dividends shall be payable only when, as and if declared by the Board of Directors and shall be non-cumulative.

                  (b) So long as any shares of Series Preferred shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Junior Stock, nor shall any shares of any Junior Stock of the Corporation be purchased, redeemed, or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation or in exercise of the Corporation's right of first refusal upon a proposed transfer) until all dividends (set forth in Section 1(a) above) on the Series Preferred shall have been paid or declared and set apart. In the event dividends are paid on any share of Common Stock, an additional dividend shall be paid with respect to all outstanding shares of Series Preferred in an amount equal per share (on an as-if-converted to Common Stock basis) to the dividend amount paid or set aside for each share of Common Stock. The provisions of this
Section 1(b) shall not, however, apply to (i) a dividend payable in Common Stock, (ii) the acquisition of shares of any Junior Stock in exchange for shares of any other Junior Stock, or (iii) any repurchase of any outstanding securities of the Corporation that is unanimously approved by the Corporation's Board of Directors. The holders of the Series Preferred expressly waive their rights, if any, as described in Sections 502, 503 and 506 of the General Corporation Law of California as they relate to repurchase of shares upon termination of employment or service by any person as a consultant or director.

         2.       VOTING RIGHTS.

                  (a) General Rights. Except as otherwise provided herein or as required by law, the Series Preferred shall be voted equally with the shares of the Common Stock of the Corporation and not as a separate class, at any annual or special meeting of shareholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series Preferred shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder's aggregate number of shares of Series Preferred are convertible (pursuant to Section 4 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

                  (b) Separate Vote of Series Preferred. With respect to the Series A Preferred, so long as at least one million (1,000,000) shares of Series A Preferred remain outstanding, and with respect to the Series B Preferred, so long as at least four million (4,000,000) shares of Series B Preferred remain outstanding (in each case subject to adjustment for any stock split, reverse stock split or other similar event affecting the Series Preferred), in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of, as the case may be, at least a majority of the outstanding Series A Preferred and/or at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Series B Preferred shall be necessary for effecting or validating the actions described in all enumerated clauses (i)-(x) of this clause (b) except for clause (ii), as to which the respective Series Preferred affected adversely must vote in favor of such adverse change by the described percentage vote:

                           (i)  Any  amendment,  alteration,  or  repeal  of any
provision of the Articles of Incorporation or the Bylaws of the Corporation (including any filing of a Certificate of Determination);

                           (ii)  Any  adverse  change  to  the  powers,  rights,
preferences, privileges, or restrictions of the Series Preferred;

                           (iii) Any increase in the authorized number of shares
of Preferred Stock;

                           (iv) Any authorization or any designation, whether by
reclassification or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the Corporation ranking on a parity with or senior to the Series Preferred in rights of redemption, liquidation preference, voting or dividends or any increase in the authorized or designated number of any such new class or series;

                           (v) Any  repurchase or redemption of Preferred  Stock
(except as expressly contemplated by the Articles of Incorporation);

                           (vi) Any redemption, repurchase, payment of dividends
or other distributions with respect to Junior Stock (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation or in exercise of the Corporation's right of first refusal upon a proposed transaction; provided that excluding circumstances involving the Corporation's right of first refusal, the repurchase price is equal to or less than the original purchase price for such shares);

                           (vii)  Any  agreement  by  the   Corporation  or  its
shareholders regarding an Asset Transfer or Acquisition (each as defined in Section 3(c));

                           (viii) Any  action  that  results  in the  payment or
declaration of a dividend on any shares of Common Stock or Preferred Stock;

                           (ix) Any voluntary  dissolution or liquidation of the
Corporation; or

                           (x) Any change in the authorized number of members of
the Corporation's Board of Directors.

                  (c) Election of Board of Directors. The authorized number of members on the Company's Board of Directors shall be five (5). For so long as at least one million (1,000,000) shares of Series A Preferred remain outstanding (subject to adjustment for any stock split, reverse stock split or similar event affecting the Series A Preferred) the holders of Series A Preferred, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors (also referred to as the "Board") at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. Notwithstanding the foregoing, in the event of a change in control, dissolution or liquidation of either Oryx Ventures or Oryx Technologies Corp. (collectively referred to as "Oryx") or both, thereafter the holders of Series A shall be entitled to elect only one (1) member of the Board. For so long as at least one million (1,000,000) shares of Series B Preferred remain outstanding (subject to adjustment for any stock split, reverse stock split or similar event affecting the Series B Preferred) the holders of Series B Preferred, voting as a separate class, shall be entitled to elect one (1) member of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director. The holders of Common Stock, voting as a separate class, shall be entitled to elect all remaining members of the Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. For the purposes of this section 2(c) only, a change of control shall mean:

                           (i) any  consolidation  or merger of Oryx Ventures or
Oryx Technologies Corp. with or into any other corporation or other entity or person, or any other corporate reorganization, in which the shareholders of Oryx Ventures or Oryx Technologies Corp., as the case may be, immediately prior to such consolidation, merger or reorganization, own less than 50% of the given entity's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which Oryx Ventures or Oryx Technologies Corp. is a party in which in excess of fifty percent (50%) of the given entity's voting power is transferred, excluding any consolidation or merger effected exclusively to change the domicile of Oryx Ventures or Oryx Technologies Corp.; or

                  (ii) a sale, lease, pledge, license or other disposition of all or substantially all of the assets of either Oryx Ventures or Oryx Technologies Corp.

         3.       LIQUIDATION RIGHTS.

                  (a) Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Junior Stock, the holders of the respective Series Preferred shall be entitled to be paid out of the assets of the Corporation an amount per share of Series Preferred equal to the applicable Original Issue Price for the respective Series Preferred plus all declared and unpaid dividends on such shares of Preferred Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) for each share of Series Preferred held by them. If, upon any such liquidation, dissolution, or winding up, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series Preferred of the liquidation preference set forth in this Section 3(a), then such assets shall be distributed among the holders of the respective Series Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

                  (b) After payment of the full liquidation preference of the Series Preferred as set forth in Section 3(a) above, any remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series Preferred on the basis of Common Stock equivalents.

                  (c) The following events shall be considered a liquidation under this Section 3:

                           (i) any  consolidation  or merger of the  Corporation
with or into any other corporation or other entity or person, or any other corporate reorganization, in which the shareholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than 50% of the Corporation's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation's voting power is transferred (an "Acquisition"), excluding any consolidation or merger effected exclusively to change the domicile of the Corporation;

                           (ii)  a  sale,  lease,   pledge,   license  or  other
disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer");

                           (iii)  in any of such  events,  if the  consideration
received by this Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

                                    (A)  Securities  not  subject to  investment
letter or other similar restrictions on free marketability covered by clause (B) immediately below:

                                             (1)  If  traded  on  a   securities
exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing;

                                             (2)     If     actively      traded
over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                                             (3) If  there is no  active  public
market, the value shall be the fair market value thereof, as determined by the Board of Directors.

                                    (B) The method of  valuation  of  securities
subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A)(1), (2) or (3) to reflect the approximate fair market value thereof, as determined by the Board of Directors.

         4.       CONVERSION RIGHTS.

         The holders of the Series Preferred shall have the following rights with respect to the conversion of the Series Preferred into shares of Common Stock (the "Conversion Rights"):

                  (a) Optional Conversion. Subject to and in compliance with the provisions of this Section 4, any shares of Series Preferred may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of respective Series Preferred shall be entitled upon conversion shall be the product obtained by multiplying the then in effect "Series A Preferred Conversion Rate" or "Series B Preferred Conversion Rate," as applicable, (determined as provided in Section 4(b)) by the number of shares of Series A Preferred and Series B Preferred being converted.

                  (b) Series Preferred Conversion Rate. The conversion rate in effect at any time for conversion of the Series A Preferred (the "Series A Preferred Conversion Rate") shall be the quotient obtained by dividing the Original Issue Price of the Series A Preferred by the "Series A Preferred Conversion Price," calculated as provided in Section 4(c). The conversion rate then in effect at any time for conversion of the Series B Preferred (the "Series B Preferred Conversion Rate") shall be the quotient obtained by dividing the Original Issue Price of the Series B Preferred by the "Series B Preferred Conversion Price," calculated as provided in Section 4(c).

                  (c) Conversion Price. The conversion price for the Series A Preferred shall initially be the Original Issue Price of the Series A Preferred (the "Series A Preferred Conversion Price"). The conversion price for the Series B Preferred shall initially be the Original Issue Price of the Series B Preferred (the "Series B Preferred Conversion Price). Such initial Series Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 4. All references to the Series A Preferred Conversion Price or the Series B Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price and/or the Series B Preferred Conversion Price, in each case as adjusted.

                  (d) Mechanics of Conversion. Each holder of Series Preferred who desires to convert the same into shares of Common Stock pursuant to this
Section 4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series Preferred being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board of Directors as of the date of such conversion), any declared and unpaid dividends on the shares of Series Preferred being converted and (ii) in cash (at the Common Stock's fair market value determined by the Board of Directors as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Series Preferred. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                  (e) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date that the first share of Series B Preferred is issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this
Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (f) Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series A Preferred Conversion Price and the Series B Preferred Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Preferred Conversion Price or the Series B Preferred Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
(ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price and the Series B Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Conversion Price and the Series B Preferred Conversion Price shall be adjusted pursuant to this Section 4(f) to reflect the actual payment of such dividend or distribution.

                  (g)    Adjustment   for    Reclassification,    Exchange   and
Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an
Acquisition or Asset Transfer as defined in Section 3(c) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), then in any such event each holder of Series Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                  (h) Reorganizations, Mergers or Consolidations. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person (other than an Acquisition or Asset Transfer as defined in Section 3(c) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as a part of such capital reorganization, provision shall be made so that the holders of the Series Preferred shall thereafter be entitled to receive upon conversion of the Series Preferred the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series Preferred after the capital reorganization to the end that the provisions of this Section 4 (including adjustment of the Series A Preferred Conversion Price and/or Series B Preferred Conversion Price then in effect and the number of shares issuable upon conversion of the respective Series Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

                  (i) Sale of Shares Below Series Preferred Conversion Price.

                           (i) If at any  time or from  time to time  after  the
Original Issue Date, the Corporation issues or sells, or is deemed by the express provisions of this subsection (i) to have issued or sold, Additional Shares of Common Stock (as defined in clause (iv) of this subsection (i) below), other than as a dividend or other distribution on any class of stock as provided in Section 4(f) above, and other than a subdivision or combination of shares of Common Stock as provided in Section 4(e) above, for an Effective Price (as defined in clause (iv) of this subsection (i) below) less than the then effective Series A Preferred Conversion Price or Series B Preferred Conversion Price, then and in each such case the current Series A Preferred Conversion Price or Series B Preferred Conversion Price, as the case may be, shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Series A Preferred Conversion Price or Series B Preferred Conversion Price, as the case may be, by a fraction (i) the numerator of which shall be (A) the number of shares of Common

Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined below in clause (ii) of this subsection (i)) by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such respective Series A Preferred Conversion Price or Series B Preferred Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued or sold. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of Series Preferred could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock issuable upon the exercise or conversion of all other rights, options and convertible securities outstanding on the day immediately preceding the given date. No adjustment shall be made to the Series A Preferred Conversion Price or Series B Preferred Conversion Price in an amount less than one-quarter of one cent per share. Any adjustment otherwise required by this Section 4(i) that is not required to be made due to the immediately preceding sentence shall be included in any subsequent adjustment to the Series A Preferred Conversion Price or Series B Preferred Conversion Price.

                           (ii)  For  the  purpose  of  making  any   adjustment
required under this Section 4(i), the consideration received by the Corporation for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Corporation after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale but without deduction of any expenses payable by the Corporation, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (C) if Additional Shares of Common Stock, Convertible Securities (as defined in clause (iii) of this subsection (i) below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                           (iii)  For the  purpose  of the  adjustment  required
under this Section 4(i), if (x) the Corporation issues or sells any (i) stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (ii) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities and (y) the Effective Price of such Additional Shares of Common Stock is less than the Series A Preferred Conversion Price or Series B Preferred Conversion Price, then in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Series A Preferred Conversion Price or Series B Preferred Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such

Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Series A Preferred Conversion Price or Series B Preferred Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Series A Preferred Conversion Price or Series B Preferred Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities; provided that such readjustment shall not apply to prior conversions of Series Preferred.

                           (iv)  "Additional  Shares of Common Stock" shall mean
all shares of Common Stock issued by the Corporation or deemed issued pursuant to this Section 4(i), whether or not subsequently reacquired or retired by the Corporation other than: (A) shares of Common Stock issued upon conversion of the Series Preferred; (B) up to 2,343,121 shares of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) after the Original Issue Date to employees, officers or directors of, or consultants or advisors to the Corporation or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board; (C) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Original Issue Date; (D) shares of Common Stock issued and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board, (E) shares issued in any bona fide strategic transactions approved by the Board; and (F) shares of Common Stock issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution approved by the Board. References to Common Stock in the provisions of this clause (iv) above shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section 4(i). The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section 4(i), into the aggregate consideration received, or deemed to have been received by the Corporation for such issue under this Section 4(i), for such Additional Shares of Common Stock.

                  (j) Certificate of Adjustment. In each case of an adjustment or readjustment of the Series A Preferred Conversion Price or Series B Preferred Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the respective Series Preferred, if the respective Series Preferred is then convertible pursuant to this Section 4, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series Preferred at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Series A Preferred Conversion Price and/or the Series B Preferred Conversion Price, as the case may be, at the time in effect, (iii) the number of Additional Shares of Common Stock and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series Preferred.

                  (k)  Notices  of  Record  Date.  Upon  (i) any  taking  by the
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(c) or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any Asset Transfer (as defined in Section (3c)), or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series Preferred at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of each Series of the outstanding Series Preferred voting separately as a class) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

                  (l) Automatic Conversion.

                           (i)      (A)  Each   respective   share   of   Series
Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Price or Series B Preferred Conversion Price, as the case may be, immediately upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which (i) the per share price is at least $5.00 per share (as adjusted for stock splits, dividends, recapitalizations and the like), and (ii) the cash proceeds to the Corporation (before underwriting discounts, commissions and fees) are at least $20,000,000.

                                    (B) Each share of Series A  Preferred  shall
automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Price upon the affirmative election of the holders of at least a majority of the outstanding shares of Series A Preferred. Each share of Series B Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series B Preferred Conversion Price upon the affirmative election of the holders of at least a majority of the outstanding shares of Series B Preferred. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).

                           (ii) Upon the  occurrence of the events  specified in
Section 4(l)(i) (A) above, the outstanding shares of Series Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series Preferred are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series Preferred, the holders of Series Preferred shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series
Preferred. Thereupon, the Corporation shall issue and deliver to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series Preferred surrendered were convertible on the date on which such automatic conversion occurred, and any declared and unpaid dividends shall be paid in accordance with the provisions of
Section 4(d).

                  (m) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board) on the date of conversion.

                  (n) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (o) Notices.  Any notice  required by the  provisions  of this
Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient and if not so sent within such hours, then on the next business day, provided that such facsimile notice is followed upon within three (3) days by registered or certified mail, postage prepaid as set forth in this clause (o), (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

                  (p) Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series Preferred so converted were registered.

                  (q) No Dilution or Impairment. Without the consent of the holders of the then outstanding Series Preferred, as required under Section 2(b), the Corporation shall not amend its Amended and Restated Articles of
Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series Preferred against dilution or other impairment.

         5.       REDEMPTION.

                  (a) The Corporation shall be obligated to redeem the Series B Preferred as follows:

                           (i) The holders of at least  sixty-six and two-thirds
percent (66 2/3%) of the then outstanding shares of Series B Preferred, voting together as a separate class, may require the Corporation, to the extent it may lawfully do so, to redeem the Series B Preferred in three (3) equal annual installments beginning on the fifth anniversary of the Original Issue Date, and ending on the date two (2) years from such first redemption date (each a "Redemption Date"); provided that the Corporation shall receive at least sixty
(60) days prior to such fifth anniversary written notice of such request of the Series B Preferred. The Corporation shall effect such redemptions on the applicable Redemption Date by paying in cash in exchange for the shares of Series B Preferred to be redeemed a sum equal to the Original Issue Price per share of Series B Preferred (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the Original Issue Date) plus declared and unpaid dividends with respect to such shares. The total amount to be paid for the Series B Preferred is hereinafter referred to as the "Redemption Price." The number of shares of Series B Preferred that the Corporation shall be required to redeem on any one Redemption Date shall be equal to the amount determined by dividing (A) the aggregate number of shares of Series B Preferred outstanding immediately prior to the Redemption Date by (B) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). Shares subject to redemption pursuant to this Section 5(a) shall be redeemed from each holder of Series B Preferred on a pro rata basis.

                           (ii) At least  thirty  (30)  days,  but no more  than
sixty (60) days prior to the first Redemption Date, the Corporation shall send a notice (a "Redemption Notice") to all holders of Series B Preferred to be redeemed setting forth (A) the Redemption Price for the shares to be redeemed; and (B) the place at which such holders may obtain payment of the Redemption Price upon surrender of their share certificates. If the Corporation does not have sufficient funds legally available to redeem all shares to be redeemed at the Redemption Date (including, if applicable, those to be redeemed at the option of the Corporation), then it shall redeem such shares pro rata (based on the portion of the aggregate Redemption Price payable to them) to the extent possible and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.

                  (b) On or prior to the Redemption Date, the Corporation shall deposit the Redemption Price of all shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, on and after such Redemption Date, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. Any moneys deposited by the Corporation pursuant to this Section 5(b) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 4 hereof no later than the fifth (5th) day preceding the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any funds deposited by the Corporation pursuant to this Section 5(b) remaining unclaimed at the expiration of one (1) year following such Redemption Date shall be returned to the Corporation promptly upon its written request.

                  (c) On or after such Redemption Date, each holder of shares of Series B Preferred to be redeemed shall surrender such holder's certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after such Redemption Date, unless there shall have been a default in payment of the Redemption Price or the Corporation is unable to pay the Redemption Price due to not having sufficient legally available funds, all rights of the holder of such shares as a holder of Series B Preferred (except the right to receive the Redemption Price without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that shares of Series B Preferred are not redeemed due to a default in payment by the Corporation or because the Corporation does not have sufficient legally available funds, such shares of Series B Preferred shall remain outstanding and shall be entitled to all of the rights and preferences provided herein.

                  (d) In the event of a call for redemption of any shares of Series B Preferred, the Conversion Rights (as defined in Section 4) for such Series B Preferred shall terminate as to the shares designated for redemption at the close of business on the fifth (5th) day preceding the Redemption Date, unless default is made in payment of the Redemption Price.

         6.       NO REISSUANCE OF SERIES PREFERRED.

         No share or shares of Series Preferred acquired by the Corporation by reason of purchase, conversion or otherwise shall be reissued.

                                       IV.

         A. The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

         B. The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the General Corporation Law of California) for breach of duty to the Corporation and its shareholders through bylaw provisions or through agreements with agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the General Corporation Law of California, subject to the limits on such excess indemnification set forth in Section 204 of the General Corporation Law of California. If, after the effective date of this
Article IV, California law is amended in a manner which permits a corporation to limit the monetary or other liability of its directors or to authorize indemnification of, or advancement of such defense expenses to, its directors or other persons, in any such case to a greater extent than is permitted on such effective date, the references in this Article to "California law" shall to that extent be deemed to refer to California law as so amended.

         C. Any repeal or modification of this Article IV shall only be prospective and shall not affect the rights under this Article in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability."

         THREE: The foregoing amendment and restatement of the Articles of Incorporation have been duly approved by the Board of Directors of this Corporation.

         FOUR: The foregoing amendment and restatement of the Articles of Incorporation have been duly approved by the required vote of shareholders in accordance with Section 902 of the General Corporation Law of California. The total number of outstanding shares entitled to vote or act by written consent was five million four hundred thousand (5,400,000) shares of Common Stock and two million five hundred ninety-two thousand five hundred ninety-three (2,592,593) shares of Series A Preferred. A majority of the outstanding Common Stock voting as a single class, a majority of the outstanding shares of the Series A Preferred voting as a single class and a majority of the outstanding shares of Common and Preferred Stock, voting together as a single class, approved these Amended and Restated Articles of Incorporation by written consent in accordance with Section 603 of the General Corporation Law of California.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         The undersigned, Mark Underseth, the President and Secretary of S2 TECHNOLOGIES, INC., declares under penalty of perjury under the laws of the State of California that the matters set out in the foregoing Articles are true of his own knowledge.

         Executed at San Diego, California on October 5, 2001.




                              __________________________________________________
                              Mark Underseth, President and Secretary







                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                 SIGNATURE PAGE

                                    EXHIBIT C

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                              S2 TECHNOLOGIES, INC.


                              AMENDED AND RESTATED

                            INVESTOR RIGHTS AGREEMENT


                                                 TABLE OF CONTENTS

                                                                                                               PAGE


SECTION 1.        GENERAL.........................................................................................2

         1.1      Definitions.....................................................................................2

SECTION 2.        REGISTRATION; RESTRICTIONS ON TRANSFER..........................................................3

         2.1      Restrictions on Transfer........................................................................3

         2.2      Demand Registration.............................................................................4

         2.3      Piggyback Registrations.........................................................................6

         2.4      Form S-3 Registration...........................................................................7

         2.5      Expenses of Registration........................................................................8

         2.6      Obligations of the Company......................................................................8

         2.7      Termination of Registration Rights..............................................................9

         2.8      Delay of Registration; Furnishing Information..................................................10

         2.9      Indemnification................................................................................10

         2.10     Assignment of Registration Rights..............................................................12

         2.11     Amendment of Registration Rights...............................................................12

         2.12     Limitation on Subsequent Registration Rights...................................................12

         2.13     "Market Stand-Off" Agreement; Agreement to Furnish Information.................................13

         2.15     Rule 144 Reporting.............................................................................13

SECTION 3.        COVENANTS OF THE COMPANY.......................................................................14

         3.1      Basic Financial Information and Reporting......................................................14

         3.2      Inspection Rights..............................................................................15

         3.3      Confidentiality of Records.....................................................................15

         3.4      Reservation of Common Stock....................................................................15

         3.5      Stock Vesting..................................................................................15

         3.6      Proprietary Information and Inventions Agreement...............................................16

         3.7      Assignment of Right of First Refusal...........................................................16

         3.8      Approval.......................................................................................16

         3.9      Compensation Committee.........................................................................16

         3.10     Directors' Expenses............................................................................16

         3.11     Directors' Liability and Indemnification.......................................................16

         3.12     Key-Man Insurance..............................................................................16

                                                           i



                                                   TABLE OF CONTENTS
                                                       (CONTINUED)

                                                                                                               PAGE

         3.13     Termination of Covenants.......................................................................16

SECTION 4.        RIGHTS OF FIRST REFUSAL........................................................................17

         4.1      Subsequent Offerings...........................................................................17

         4.2      Exercise of Rights.............................................................................17

         4.3      Issuance of Equity Securities to Other Persons.................................................17

         4.4      Termination and Waiver of Rights of First Refusal..............................................18

         4.5      Transfer of Rights of First Refusal............................................................18

         4.6      Excluded Securities............................................................................18

SECTION 5.        MISCELLANEOUS..................................................................................19

         5.1      Governing Law..................................................................................19

         5.2      Survival.......................................................................................19

         5.3      Successors and Assigns.........................................................................19

         5.4      Entire Agreement...............................................................................20

         5.5      Severability...................................................................................20

         5.6      Amendment and Waiver...........................................................................20

         5.7      Delays or Omissions............................................................................20

         5.8      Notices........................................................................................21

         5.9      Attorneys' Fees................................................................................21

         5.10     Titles and Subtitles...........................................................................21

         5.11     Additional Investors...........................................................................21

         5.12     Counterparts...................................................................................21


                              S2 TECHNOLOGIES, INC.


                              AMENDED AND RESTATED

                            INVESTOR RIGHTS AGREEMENT


         THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the ____ day of October, 2001 (the "Effective Date"), by and among S2 TECHNOLOGIES, INC., a California corporation (the "Company") and the investors listed on Exhibit A hereto, referred to hereinafter as the "Investors" and each individually as an "Investor."


                                    RECITALS


         WHEREAS, certain of the Investors are purchasing shares of the Company's Series B Preferred Stock (also referred to as the "Series B Stock"), pursuant to that certain Series B Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Financing");


         WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;


         WHEREAS, certain of the Investors (the "Prior Investors") are holders of the Company's Series A Preferred Stock (also referred to as the "Series A
Stock" which, together with the Series B Stock, shall be referred to as the "Preferred Stock");


         WHEREAS, the Prior Investors and the Company are parties to an Investor Rights Agreement dated July 20, 2000 (the "Prior Agreement");


         WHEREAS, the parties to the Prior Agreement desire to terminate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and


         WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.


         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

SECTION 1.    GENERAL.

         1.1 Definitions. As used in this Agreement the following terms shall mean:

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  "Holder"  means  any  person  owning  of  record   Registrable
Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

                  "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

                  "Qualified Offering" means the Company's first firmly underwritten public offering of shares of the Company's Common Stock at a per share price of at least five dollars ($5.00) per share and having an aggregate offering price to the public of at least twenty million dollars ($20,000,000) (before deduction of Registration Expenses).

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Securities" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares, and/or (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either (a) pursuant to a registration statement or Rule 144 or (b) in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

                  "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

                  "Registration Expenses" means all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "SEC" or "Commission" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Selling  Expenses"  means  all  underwriting   discounts  and
selling commissions applicable to the sale.

                  "Shares" means (i) the Company's Series A Stock issued pursuant to the Series A Preferred Stock Purchase Agreement dated as of July 20, 2000 and (ii) the Company's Series B Stock issued pursuant to the Purchase Agreement.

                  "Special Registration Statement" means a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 (including any replacement or successor Rule thereto) or any other Rule or Regulation of the Securities Act.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

     2.1 Restrictions on Transfer.

          (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

          (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. The Company agrees not to require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership, to its partners or former partners in accordance with partnership interests, (B) a corporation, to its shareholders in accordance with their interest in the corporation, (C) a limited liability company, to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

          (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (c) The Company shall be obligated to reissue unlegended certificates promptly at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2 Demand Registration.

                  (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of thirty percent (30%) of the Registrable Securities (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public, net of Selling Expenses, in excess of seven million five hundred thousand dollars ($7,500,000), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or
Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Holders).

Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be less than 30% (thirty percent) of the total shares in such registration; provided further that in a Qualified Offering the number of Registrable Securities to be included in such offering may be zero. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                           (i)  prior to the  earlier  of three  years  from the
First Closing (as defined in Section 2.2 of the Purchase Agreement) or one hundred eighty (180) days following the effective date of the registration statement pertaining to the Qualified Offering;

                           (ii)  after  the   Company  has   effected   two  (2)
registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

                           (iii)  during  the period  starting  with the date of
filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the earlier of (1) the Company's Qualified Offering and (2) any other public offering of the Company's securities pursuant to which the Company's outstanding Preferred Stock is converted into shares of Common Stock pursuant to the Company's Articles of Incorporation; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

                           (iv)   within  12  months   of  a   previous   demand
registration pursuant to this Section 2.2;

                           (v) if  within  thirty  (30)  days  of  receipt  of a
written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make a public offering, other than pursuant to a Special Registration Statement within forty-five (45) days;

                           (vi)  if  the  Company   shall   furnish  to  Holders
requesting a registration statement pursuant to this Section 2.2, a certificate signed by the President, Chief Executive Officer, or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                           (vii) if the Initiating Holders propose to dispose of
shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

         2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders. No such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Qualified Offering, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

         2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                           (i) if Form S-3 is not available for such offering by
the Holders;

                           (ii) if the Holders, together with the holders of any
other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than seven hundred fifty thousand dollars ($750,000);

                           (iii) if  within  thirty  (30) days of  receipt  of a
written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company's intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement;

                           (iv) if the  Company  shall  furnish to the Holders a
certificate signed by the President, Chief Executive Officer, or Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

                           (v) if the Company has,  within the twelve (12) month
period preceding the date of such request, already effected two (2) registrations on Form S-3 for any of the Holders pursuant to this Section 2.4; or

                           (vi) in any  particular  jurisdiction  in  which  the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively. All such Registration Expenses incurred in connection with registrations requested pursuant to this
Section 2.4 after the first two (2) registrations shall be paid by the selling Holders pro rata in proportion to the number of shares sold by each.

         2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) of the third sentence of this Section 2.5 above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

         2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to thirty (30) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph 2.6 (a) above.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

         2.7 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five
(5) years after the earlier of (a) the date of the Company's Qualified Offering and (b) the date of any other public offering of the Company's securities pursuant to which the Company's outstanding Preferred Stock is converted into shares of common stock in accordance with the Company's Articles of Incorporation. In addition, a Holder's registration rights shall expire if all Registrable Securities held by such Holder (including its affiliates, partners, former partners, members and former members owning Registrable Securities through such Holder) may be sold under Rule 144 or other Securities Act exemption during any ninety (90) day period.

         2.8 Delay of Registration; Furnishing Information.

                  (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

                  (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

         2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                  (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified  party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

                  (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

                  (e) The  obligations  of the Company  and  Holders  under this
Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, or (c) acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing to be subject to all provisions in this Agreement.

         2.11 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         2.12 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.11, after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least sixty-six and two-thirds percent (66- 2/3%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders hereunder.

         2.13 "Market Stand-Off" Agreement; Agreement to Furnish Information. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

                           (i) such agreement shall apply only to the earlier of
(a) the Company's Qualified Offering and (b) any other public offering of securities of the Company pursuant to which the Company's outstanding Preferred Stock is converted into shares of Common Stock in accordance with the Company's Articles of Incorporation; and

                           (ii)  all  officers,   directors,   founders  of  the
Company, and holders of at least five percent (5%) of the Company's voting securities enter into similar agreements.

         2.14 Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this
Section 2.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Section 2.13 and 2.14. The underwriters of the Company's stock are intended third party beneficiaries of
Section 2.13 and 2.14 and shall have the right, power and authority to enforce the provisions of Sections 2.13 and 2.14 as though they were a party hereto.

         2.15 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                  (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. COVENANTS OF THE COMPANY.

         3.1 Basic Financial Information and Reporting.

                  (a) The Company will maintain accurate books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                  (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, to the extent requested by an Investor the Company will furnish each Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

                  (c) The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five
(45) days thereafter, to the extent requested by such Investor a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, but unaudited, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

                  (d) So long as an Investor (with its affiliates) shall own not less than five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations) (a "Major Investor"), the Company will furnish each such Major Investor (i) at least forty-five (45) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and
(ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, upon request of such Major Investor a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

         3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

         3.3 Confidentiality of Records. Each Investor agrees to use, and to use its best efforts to ensure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it by the Company, or representatives or agents of the Company, and which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3. To the extent requested by the Company, the Investor shall sign a confidentiality and non-disclosure agreement prior to the release of any such confidential or proprietary information.

         3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

         3.5 Stock Vesting. Unless otherwise approved by the Board of Directors (including a majority of the directors elected by the Preferred Stock) or a Compensation Committee thereof, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the Company, and (b) seventy-five percent (75%) of such stock shall vest over the remaining three (3) years. The Company shall not permit the transfer of unvested stock by any such person prior to vesting. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person. The Company's Board of Directors may only change the provisions applicable to vesting of stock or options described in this Section 3.5 by a unanimous vote, including those Directors representing (i) the Series A Preferred Stock and (ii) the Series B Preferred Stock.

         3.6 Proprietary Information and Inventions Agreement. The Company shall require all employees, officers and consultants to execute and deliver a Proprietary Information and Inventions Agreement in the form attached to the Purchase Agreement.

         3.7 Assignment of Right of First Refusal. If the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company's outstanding common stock held by employees, consultants, and others pursuant to the Company's bylaws, articles of incorporation, contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Investor. In the event of such assignment, each Investor shall have a right to purchase its pro rata portion (as defined in Section 4.1) of the common stock proposed to be transferred.

         3.8 Approval. Excluding the Management Services Agreements which are required to be entered into as a Closing condition under the Purchase Agreement, the Company shall not without the approval of a majority of the Board of Directors, with all non-interested Directors voting and the approval at least one of the Directors designated by holders of the Series A Preferred Stock, authorize or enter into any transactions with any director or management employee, or such director's or employee's immediate family.

         3.9 Compensation Committee. The Company shall form a Compensation Committee that will be responsible for determining all compensation arrangements relating to the Company's executive officers. One member of such Committee shall be a Director representing the Series A Preferred Stock and one member shall be a Director representing the Series B Preferred Stock.

         3.10 Directors' Expenses. The Company shall not pay any compensation to any member of the Company's Board of Directors in connection with the performance of their duties as a Director.

         3.11 Directors' Liability and Indemnification. The Company's Articles of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

         3.12 Key-Man Insurance . Within ninety days after the Effective Date, the Company shall obtain a key man life insurance policy from a reputable insurance company, proceeds payable to the Company, upon the life of Mark Underseth.

         3.13 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to a Qualified Offering or any other public offering of Company's securities in which all of the Company's outstanding Preferred Stock is converted into Common Stock in accordance with the Company's Articles of Incorporation or (ii) upon (a) the sale, lease or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the Company or other entity surviving such transaction (a "Change in Control"), provided that this Section 3.13(ii)(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

SECTION 4. RIGHTS OF FIRST REFUSAL.

         4.1 Subsequent Offerings. Each Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section
4.6 hereof. Each Investor's pro rata share shall be the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Stock) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities; provided however, that with respect to Oryx Technologies Corp., which includes Oryx Ventures LLC (collectively referred to herein as "Oryx"), the pro rata share shall be the ratio of (c) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or exercise of that certain warrant for seven hundred thousand (700,000) shares of the Company's Common Stock issued pursuant to that certain Business and Consultant Management Agreement dated July 20, 2000, between Oryx and the Company) which Oryx is deemed to be a holder immediately prior to the issuance of such Equity Securities to (d) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

         4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen
(15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity
Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

         4.3 Issuance of Equity Securities to Other Persons. If not all of the Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer such Investors the right to acquire such unsubscribed shares. Each respective Investor shall then have five (5) days after its receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If all such Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell any such remaining Equity Securities to persons selected in the Company's discretion, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than those specified in the Company's notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold all such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or such or other Equity Securities, without first offering such securities to the Investors in the manner provided above.

         4.4 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Company's Qualified Offering, (ii) the effective date of the registration statement pertaining to any other public offering of the Company's securities in which all of the Company's outstanding Preferred Stock is converted into Common Stock in accordance with the Company's Articles of Incorporation, or (iii) a Change in Control. The rights of first refusal established by this Section 4 may be amended, or any provision waived with the written consent of Investors holding a majority of the Registrable Securities held by all Investors, or as permitted by Section 5.6.

         4.5 Transfer of Rights of First Refusal. The rights of first refusal of each Investor under this Section 4 may be transferred, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

         4.6 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to the sale or issuance of any of the following Equity Securities:

                  (a) up to an aggregate amount of one million fifty-two thousand four hundred seven (1,052,407) shares (provided, however, that such amount shall be increased to reflect any shares of Common Stock (i) not issued pursuant to the rights, agreements, option or warrants outstanding as of the Original Issue Date ("Outstanding Options") as a result of the termination of such Outstanding Options or (ii) reacquired by the Company from employees, directors or consultants at cost pursuant to agreements which permit the Company to repurchase such shares upon termination of services to the Company) and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the filing of the Company's Amended and Restated Articles of Incorporation), in each case issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

                  (b) stock issued pursuant to any rights, agreements, options or warrants outstanding as of the date of this Agreement;

                  (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors;

                  (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

                  (e) shares of Common Stock issued upon conversion of the Shares;

                  (f) any Equity Securities issued pursuant to any equipment leasing or loan arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board of Directors;

                  (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act;

                  (h) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors.

SECTION 5. MISCELLANEOUS.

         5.1 Governing  Law. This  Agreement  shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         5.2 Survival. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Investor and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         5.4 Entire Agreement.

                  (a) The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of the Agreement by the Company, the holders of sixty-six and two-thirds percent in interest of the Series A Stock held by the Investors named in the Prior Agreement and that remain outstanding as of the date of this Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force and effect.

                  (b) This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         5.5 Severability. If one or more of the provisions of this Agreement is, for any reason, held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         5.6 Amendment and Waiver.

                  (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the Investors holding at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

                  (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Investors under this Agreement may be waived only with the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

                  (c) For the purposes of determining the number of Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

         5.7 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any Investor, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on any Investor's part of any breach, default or noncompliance under the Agreement or any waiver on such Investor's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Investors, shall be cumulative and not alternative.

         5.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day (provided that to be effective upon receipt, any notice by facsimile must be followed up immediately by notice sent by registered or certified mail as provided in this
Section 5.8); (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

         5.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, reasonable fees and expenses of attorneys, which shall include, without limitation, reasonable fees, costs and expenses of appeals.

         5.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.11 Additional Investors. Notwithstanding anything to the contrary contained herein, (a) if the Company shall issue additional shares of its Series B Preferred Stock pursuant to the Purchase Agreement, any additional purchaser of such shares of Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder and (b) if the Company shall issue Equity Securities in accordance with Section 4.6 (c), (f) or (h) of this Agreement, any purchaser of such Equity Securities may become a party to
Section 2 of this Agreement by executing and delivering an additional counterpart signature page to this Agreement and in such case shall be deemed a "Holder" hereunder; provided further that (i) upon any such issuance covered by
Section 4.6(c), (f), or (h), if agreed by the Company and such Holder, such Equity Securities so issued shall, without any further action on the part of the Investors, be considered Registrable Securities under this Agreement and (ii) for purposes of such Section 2, no further action shall be required by any Investor to make such purchaser a party to Section 2.

         5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                INVESTORS:

S2 TECHNOLOGIES, INC.                   ORYX TECHNOLOGIES, INC.


By:____________________________________ By:_____________________________________

Title:_________________________________ Title:__________________________________



                                        ORYX VENTURES


                                        By:_____________________________________

                                        Title:__________________________________



                                        PROFILE VENTURE PARTNERS FUND 1, L.P.


                                        By:_____________________________________

                                        Title:__________________________________



                                        STAR TRUST 1982


                                        By:_____________________________________

                                        Title:__________________________________



                                        VMR HIGH OCTANE FUND


                                        By:_____________________________________

                                        Title:__________________________________



                                        CRENSHAW INVESTMENTS LIMITED


                                        By:_____________________________________

                                        Title:__________________________________





                              [AMENDED AND RESTATED
                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

                                        DIABLO PARTNERS


                                        By:_____________________________________

                                        Title:__________________________________






                              [AMENDED AND RESTATED
                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE]

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


INVESTOR                                                         SHARES
--------------------------------------------------------- ----------------------
Holders of Series A Preferred Stock:

ORYX TECHNOLOGIES, INC.                                         1,851,852
4340 Almaden Expwy
Suite 220
San Jose, CA  95118

STAR TRUST 1982                                                   370,371
c/o Amr Mohsen
1338 Ridder Park
San Jose, CA  95131

VMR HIGH OCTANE FUND                                              370,370
c/o Meespeirson Fund Services
19-20 North Quay
Douglas, Isle of Man  1M991M

Purchasers of Series B Preferred Stock:

ORYX VENTURES                                                   3,157,143
4340 Almaden Expwy
Suite 220
San Jose, CA  95118

PROFILE VENTURE PARTNERS FUND 1, L.P.                           1,428,571
500 Chesterfield Parkway
Malvern, PA  19355

STAR TRUST 1982                                                       -0-
c/o Amr Mohsen
1338 Ridder Park
San Jose, CA  95131

VMR HIGH OCTANE FUND                                              528,571
c/o Meespeirson Fund Services
19-20 North Quay
Douglas, Isle of Man  1M991M

INVESTOR                                                         SHARES
--------------------------------------------------------- ----------------------
CRENSHAW INVESTMENTS LIMITED                                    1,142,858
c/o Moore Stephens Services SAM
L'Estoil, Bloc C, 31 Avenue Princess Grace
MC 98000, Monaco

DIABLO PARTNERS                                                    28,571
411 Hartz Avenue
Suite 200
Danville, CA  94526

                                    EXHIBIT D

                     AMENDED AND RESTATED CO-SALE AGREEMENT

                             S2 TECHNOLOGIES, INC.

                              AMENDED AND RESTATED

                               CO-SALE AGREEMENT

                                OCTOBER __, 2001

                                                 TABLE OF CONTENTS

                                                                                                               PAGE

1.       Definitions..............................................................................................1

2.       Transfers by a Shareholder...............................................................................2

3.       Exempt Transfers.........................................................................................4

4.       Prohibited Transfers.....................................................................................4

5.       Legend...................................................................................................5

6.       Miscellaneous............................................................................................6


                              S2 TECHNOLOGIES, INC.
                              AMENDED AND RESTATED
                                CO-SALE AGREEMENT


         THIS AMENDED AND RESTATED CO-SALE AGREEMENT (the "Agreement") is made and entered into as of this _____ day of October, 2001 (the "Effective Date"), by and among S2 TECHNOLOGIES, INC., a California corporation (the "Company"), the holders of the Company's Series A Preferred Stock listed on Exhibit A hereto, the holders of the Company's Series B Preferred Stock listed on Exhibit A hereto (collectively, the "Investors"), and certain holders of the Company's Common Stock listed on Exhibit B hereto (the "Shareholders"). Collectively, the Company, Shareholders and the Investors are referred to as the "Parties."

                                    RECITALS

         WHEREAS, certain of the Investors hold shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") and possess certain co-sale rights pursuant to an existing Co-Sale Agreement dated as of July 20, 2000 by and among the Company, Mark Underseth (the "Founder") and such Investors (the "Prior Agreement");

         WHEREAS, the undersigned Investors who hold the Series A Preferred Stock hold more than a majority in interest of the Common Stock held by the Investors (as defined in the Prior Agreement) and such Investors, the Founder and the Company desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted under the Prior Agreement, with the Prior Agreement being superseded hereby and of no further force or effect as of the Effective Date hereof;

         WHEREAS, certain of the Investors are purchasing shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock" and, collectively with the Series A Preferred Stock, the "Preferred Stock") pursuant to that certain Series B Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith among such Investors and the Company (the "Financing");

         WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

         WHEREAS, in connection with the consummation of the Financing, the Parties desire to enter into this Agreement in order to grant rights of co-sale to each Investor.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1.       DEFINITIONS.

                  (a) "Co-Sale Stock" shall mean shares of the Company's Common Stock now owned or subsequently acquired by the Shareholders by gift, purchase, dividend, option exercise or any other means whether or not such securities are registered in Shareholder's name or beneficially or legally owned by any such Shareholder, including any interest of a spouse in any of the Co-Sale Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Co-Sale Stock owned by the Shareholders as of the date hereof is set forth on Exhibit B, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Shareholders, but the failure to so amend shall have no effect on such Co-Sale Stock subject to this Agreement.

                  (b) "Common Stock" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's outstanding Preferred Stock or exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Common Stock.

                  (c) For the purpose of this Agreement, the term "Transfer" shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Co-Sale Stock.

         2.        TRANSFERS BY A SHAREHOLDER.

                  (a) If a Shareholder proposes to Transfer any shares of Co-Sale Stock then the Shareholder shall promptly give written notice (the "Notice") simultaneously to the Company and to each of the Investors at least thirty (30) days prior to the proposed closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Co-Sale Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 3(a), the Notice shall state under which section the Transfer is being made.

                  (b) Each Investor shall have the right, exercisable upon written notice to such Shareholder within fifteen (15) days after the Notice, to participate in such Transfer of Co-Sale Stock on the same terms and conditions. Such notice shall indicate the number of shares of Common Stock such Investor wishes to sell under his, her or its right to participate. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Co-Sale Stock that such Shareholder may sell in the transaction shall be correspondingly reduced.

                  (c) Each Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Co-Sale Stock covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by such Investor at the time of the Transfer and the denominator of which is the total number of shares of Common Stock owned by such Shareholder and the Investors at the time of the Transfer. If not all of the Investors elect to sell their share of the Co-Sale Stock proposed to be transferred within said fifteen (15) day period, then the Shareholder shall promptly notify in writing the Investors who do so elect and shall offer such Investors the additional right to participate in the sale of such additional shares of Co-Sale Stock proposed to be transferred on the same percentage basis as set forth above in this Section 2(c). The Investors shall have five (5) days after receipt of such notice to notify the Shareholder of their election to sell all or a portion thereof of the unsubscribed shares.

                  (d) Each Investor who elects to participate in the Transfer pursuant to this Section 2 (a "Participant") shall effect its participation in the Transfer by promptly delivering to such Shareholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                           (i) the type and  number of  shares  of Common  Stock
which such Participant elects to sell; or

                           (ii) that number of shares of  Preferred  Stock which
is at that time convertible into the number of shares of Common Stock such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2(d)(i) above. The Company shall make any such conversion concurrent with the actual Transfer of such shares to the proposed purchaser.

                  (e) The stock certificate or certificates that the Participant delivers to such Shareholder pursuant to Section 2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Notice, and the Shareholder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, such Shareholder shall not sell to such prospective purchaser or purchasers any Co-Sale Stock unless and until, simultaneously with such sale, such Shareholder shall purchase such shares or other securities from such Participant on the same terms and conditions specified in the Notice.

                  (f) The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more Transfers of Co-Sale Stock made by such Shareholder shall not adversely affect their rights to participate in subsequent Transfers of Co-Sale Stock subject to Section 2(a).

                  (g) If none of the Investors elects to participate in the sale of the Co-Sale Stock subject to the Notice, such Shareholder may, not later than sixty (60) days following delivery to the Company of the Notice, enter into an agreement providing for the closing of the Transfer of the Co-Sale Stock covered by the Notice within thirty (30) days of such agreement on terms and conditions not more materially favorable to the transferee than those described in the Notice. Any proposed Transfer on terms and conditions materially more favorable than those described in the Notice, as well as any subsequent proposed Transfer of any of the Co-Sale Stock by a Shareholder, shall again be subject to the co-sale rights of the Investors and require compliance by a Shareholder with the procedures described in this Section 2.

         3.       EXEMPT TRANSFERS.

                  (a) Notwithstanding the foregoing, the co-sale rights of the Investors shall not apply to (i) any Transfer or Transfers by a Shareholder which in the aggregate, over the term of this Agreement, amount to less than 10% (measured on a cumulative basis) of all outstanding Co-Sale Stock as of the date hereof (as adjusted for stock splits, dividends and the like), (ii) any Transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or the Shareholder, or (iii) any bona fide gift; provided that in the event of any Transfer made pursuant to one of the exemptions provided by clauses
(ii) or (iii), (A) the Shareholder shall inform the Investors of such pledge, Transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of Section 2. Except with respect to Co-Sale Stock transferred under clause (i) immediately above (which Co-Sale Stock shall no longer be subject to the co-sale rights of the Investors), such transferred Co-Sale Stock shall remain "Co-Sale Stock" hereunder, and such pledgee, transferee or donee shall be treated as a "Shareholder" for all purposes of this Agreement.

                  (b) Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Co-Sale Stock as part of a firmly underwritten public offering of the Company's Common Stock at a price per share of at least five dollars ($5.00) per share and having an aggregate offering price to the public of at least twenty million dollars ($20,000,000) before deduction of underwriting discounts and selling commissions (a "Qualified Offering") or as part of any other public offering of the Company's securities in which the Company's outstanding Preferred Stock is converted into Common Stock in accordance with the Company's Articles of Incorporation.

                  (c) This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from the Shareholders pursuant to (i) a stock restriction agreement or other agreement among the Company and the Shareholders and (ii) any right of first refusal set forth in the Bylaws of the Company.

         4.       PROHIBITED TRANSFERS.

                  (a) In the event that a Shareholder Transfers any Co-Sale Stock in contravention of the co-sale rights of any Investor under this Agreement (a "Prohibited Transfer"), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and such Shareholder shall be bound by the applicable provisions of such option.

                  (b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to such Shareholder the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to Transfer to the purchaser under Section 2(c) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                           (i) The price per share at which the shares are to be
sold to the Shareholder shall be equal to the price per share paid by the purchaser to such Shareholder in such Prohibited Transfer. In such instance of a put option being exercised, the respective Shareholders shall also reimburse each Investor for any and all reasonable fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 2.

                           (ii) Within  ninety (90) days after the date on which
an Investor received notice of the Prohibited Transfer or otherwise became aware of the Prohibited Transfer, such Investor shall, if exercising the option created hereby, deliver to the Shareholder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for Transfer. If the Investor does not exercise its put option right within such ninety (90) days, then such Investor shall lose all rights it has under this
Section 4 with respect to such Prohibited Transfer.

                           (iii) Such  Shareholder  shall,  upon  receipt of the
certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 4(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4(b)(i), in cash or by other means acceptable to the Investor.

                           (iv) Notwithstanding the foregoing,  any attempt by a
Shareholder to Transfer Co-Sale Stock in violation of Section 2 hereof shall be voidable at the option of a majority in interest of the Investors if a majority in interest of the Investors does not elect to exercise the put option set forth in this Section 4, and the Company agrees it will not effect such a Transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors; provided, however that no such Transfer shall be voidable as provided in this clause (iv) unless said majority in interest advises the Shareholder of its intent to void (in writing) within ninety (90) days after the date any Investor learns of such Transfer.

         5.       LEGEND.

                  (a) Each certificate representing shares of Co-Sale Stock now or hereafter owned by the Shareholder or issued to any person in connection with a Transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

                           THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED CO-SALE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

                  (b) The Shareholders agree that the Company may instruct its transfer agent to impose Transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

         6.       MISCELLANEOUS.

                  (a) Conditions to Exercise of Rights. Exercise of the Investors' rights under this Agreement shall be subject to and conditioned upon, and the Shareholders and the Company shall use their best efforts to assist each Investor in, compliance with applicable laws.

                  (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  (c) Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only the Company, (ii) as to the Investors, persons holding more than a majority in interest of the Common Stock held by the Investors and their assignees, pursuant to Section 6(d) hereof, and (iii) as to the Shareholders, only those persons holding a majority in interest of the Common Stock held by the Shareholders and their assignees; provided, that no consent of Shareholders shall be necessary for any amendment and/or restatement which includes additional holders of Preferred Stock or other preferred stock of the Company as "Investors" and Parties hereto. Any amendment or waiver effected in accordance with clauses (i), (ii), and (iii) of this Section 6(c) shall be binding upon each Investor, its successors and assigns, the Company and the Shareholders.

                  (d)  Assignment  of Rights.  This  Agreement  constitutes  the entire agreement between the Parties relative to the specific subject matter hereof. Any previous agreement among the Parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

                  (e) Term. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

                           (i) the date of the closing of a Qualified Offering;

                           (ii)  the date of the  closing  of any  other  public
offering of the Company's securities in which the Company's outstanding Preferred Stock is converted into Common Stock in accordance with the Company's Articles of Incorporation;

                           (iii) the date of the  closing of a sale,  lease,  or
other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this

Section 6(e)(iii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

                           (iv)  the  date  as  of  which  the  Parties   hereto
terminate this Agreement by written consent of a majority in interest of the Investors and by written consent of a majority in interest of the Shareholders.

                  (f) Ownership. The Shareholders respectively represent and warrant that they are the only legal and beneficial owners of those shares of Co-Sale Stock they currently hold subject to the Agreement and that no other person has any interest (other than a community property interest) in such shares.

                  (g) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the Party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, provided, that such facsimile transmission shall be followed up by certified or registered mail as provided herein; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Party to be notified at the address as set forth on the signature page hereof or at such other address as such Party may designate by ten (10) days advance written notice to the other Parties.

                  (h) Severability. If one or more of the provisions of this Agreement is, for any reason, held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (i) Attorneys' Fees. If any suit or action is instituted to enforce any provision in this Agreement, the prevailing Party in such dispute shall be entitled to recover from the losing Party(ies) all reasonable fees, costs and expenses of enforcing any right of such prevailing Party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys, which shall include, without limitation, reasonable fees, costs and expenses of appeals.

                  (j) Entire Agreement. This Agreement and its Exhibits constitute the full and entire understanding and agreement among the Parties with regard to the subject hereof and no Party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements respecting such subject matter except as specifically set forth herein.

                  (k) Additional Investors. Notwithstanding anything to the contrary contained herein, if, after the Effective Date, the Company shall issue additional shares of Series B Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series B Preferred Stock may become a Party to this Agreement after the Effective Date by executing and delivering an additional counterpart signature page to this Agreement and for all purposes, such Purchaser shall be deemed an "Investor" hereunder.

                  (l) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (m) Termination of Prior Agreement. Pursuant to the Prior Agreement, upon execution of this Agreement by the Company, the Founder and the holders of at least a majority in interest of the Common Stock held by the Investors named in the Prior Agreement and that remain outstanding as of the date of this Agreement, the Prior Agreement is hereby terminated in its entirety and restated herein. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force to effect.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         The foregoing CO-SALE AGREEMENT is hereby executed as of the date first above written.


COMPANY:                                INVESTORS:

S2 TECHNOLOGIES, INC.                   ORYX TECHNOLOGIES, INC.


By:____________________________________ By:_____________________________________
         Mark Underseth
         President and CEO              Name:___________________________________

                                        Title:__________________________________


SHAREHOLDERS:                           ORYX VENTURES


_______________________________________ By:_____________________________________
MARK UNDERSETH
                                        Name:___________________________________

                                        Title:__________________________________


                                        PROFILE VENTURE PARTNERS FUND 1, L.P.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        STAR TRUST 1982


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                     AMENDED AND RESTATED CO-SALE AGREEMENT
                                 SIGNATURE PAGE

                                        VMR HIGH OCTANE FUND


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        CRENSHAW INVESTMENTS LIMITED


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        DIABLO PARTNERS


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                     AMENDED AND RESTATED CO-SALE AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                                LIST OF INVESTORS


Oryx Technologies, Inc.

Oryx Ventures

Profile Venture Partners Fund 1, L.P.

Star Trust 1982

VMR High Octane Fund

Crenshaw Investments Limited

Diablo Partners




                     AMENDED AND RESTATED CO-SALE AGREEMENT

                                    EXHIBIT B

                             CO-SALE STOCK OWNERSHIP


     Name of Shareholder                                 Co-Sale Stock

     Mark Underseth                                         5,100,000






                     AMENDED AND RESTATED CO-SALE AGREEMENT

                                    EXHIBIT E

                      AMENDED AND RESTATED VOTING AGREEMENT

                              S2 TECHNOLOGIES, INC.

                              AMENDED AND RESTATED
                                VOTING AGREEMENT

                                OCTOBER __, 2001

                              S2 TECHNOLOGIES, INC.

                              AMENDED AND RESTATED
                                VOTING AGREEMENT


         THIS AMENDED AND RESTATED VOTING AGREEMENT (the "Agreement") is made and entered into as of this ______ day of October, 2001 ("Effective Date"), by and among S2 TECHNOLOGIES, INC., a California corporation (the "Company"), those certain holders of the Company's Common Stock listed on Exhibit A hereto (the "Key Stockholders") and the persons and entities listed on Exhibit B hereto (the "Investors"). Together, the Company, the Key Stockholders and the Investors are referred to as the "parties," each a "party."

                                   WITNESSETH:

         WHEREAS, certain of the Investors hold shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"), and possess certain voting rights pursuant to an existing Voting Agreement dated as of July 20, 2001 by and among the Company and such Investors (the "Prior Voting Agreement");

         WHEREAS, the undersigned Investors who hold Series A Preferred Stock hold a majority in interest of the Series A Preferred Stock held by such Investors, and such Investors and the Company desire to amend and restate the Prior Voting Agreement to add the holders of Series B Preferred Stock of the Company and the Key Stockholders as parties thereto;

         WHEREAS, the Key Stockholders are the beneficial owners of an aggregate of five million one hundred thousand (5,100,000) shares of the Common Stock of the Company (the "Key Stockholder Shares");

         WHEREAS, the Company proposes to sell shares of Series B Preferred Stock (the "Series B Preferred Stock") to certain of the Investors pursuant to the Series B Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Financing");

         WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

         WHEREAS, in connection with the consummation of the Financing, the Company, the Key Stockholders and Investors have agreed to provide for the future voting of their shares of the Company's capital stock as set forth below.

         NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1.       VOTING.

         1.1 Common Shares; Investor Shares.

                  (a) Each Key Stockholder agrees to hold all shares of voting capital stock of the Company registered in its respective name or beneficially owned by it as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each of the Key Stockholders after the date hereof) (hereinafter collectively referred to as the "Common Shares") subject to, and to vote the Common Shares in accordance with, the provisions of this Agreement.

                  (b) Each Investor agrees to hold all shares of voting capital stock of the Company (including but not limited to all shares of Common Stock issued upon conversion of the Series A Preferred Stock or Series B Preferred Stock) registered in its respective name or beneficially owned by it as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each Investor after the date hereof (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

         1.2 Election of Directors. During the term of this Agreement, the authorized size of Company's Board of Directors shall be five (5). On all matters relating to the election of Directors of the Company, the Key
Stockholders and the Investors agree to vote all Common Shares and Investor Shares held by them (or the holders thereof shall consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect members of the Company's Board of Directors as follows:

                  (a) So long as (i) the holders of the Series A Preferred Stock have a right to elect at least one (1) Director to the Company's Board of Directors in accordance with the Company's Amended and Restated Articles of Incorporation (the "Restated Charter"), and (ii) Oryx Ventures and/or Oryx Technologies Corp. (collectively referred to as "Oryx") continues to hold at least five hundred thousand (500,000) shares of Series A Preferred Stock, then the Investors holding shares of the Series A Preferred Stock shall vote for Phil Micciche. If (i) the holders of Series A Preferred Stock have a right to elect two (2) Directors to the Company's Board of Directors in accordance with the Company's Restated Charter, and (ii) Oryx continues to hold at least five hundred thousand (500,000) shares of Series A Preferred Stock, then the Investors holding Series A Preferred Stock shall also vote for one (1) other person designated by Oryx. If Phil Micciche shall die or become disabled, then Oryx shall designate his replacement and Investors holding shares of Series A Preferred Stock shall vote for such designee. Any vote taken to remove any Director elected pursuant to this Section 1.2(a) or to fill any vacancy created by the resignation or death of a Director elected pursuant to this Section 1.2(a) shall also be subject to the provisions of this Section 1.2(a).

                  (b) So long as (i) the holders of the Series B Preferred Stock have a right to elect one (1) Director to the Company's Board of Directors in accordance with the Company's Restated Charter, and (ii) Profile Venture Partners ("PVP") continues to hold at least one million (1,000,000) shares of Series B Preferred Stock, the Investors holding shares of the Series B

Preferred Stock shall vote for Phil Wickham or another representative designated by PVP. Any vote taken to remove any Director elected pursuant to this Section 1.2(b), or to fill any vacancy created by the resignation or death of a Director elected pursuant to this Section 1.2(b), shall also be subject to the provisions of this Section 1.2(b).

                  (c) At each election of Directors in which the holders of Common Stock, voting as a separate class, are entitled to elect Directors of the Company, the Key Stockholders shall vote all of their respective Key Stockholder Shares so as to elect: (i) the person serving as Chief Executive Officer of the Company, and (ii) one (1) individual nominated by the holders of a majority in interest of the Key Stockholder Shares. Any vote taken to remove any Director elected pursuant to this Section 1.2(c), or to fill any vacancy created by the resignation, removal or death of a Director elected pursuant to this Section 1.2(c), shall also be subject to the provisions of this Section 1.2(c).

                  (d) Effective at the First Closing (as defined in the Purchase Agreement), (i) the Investors holding shares of the Series A Preferred Stock hereby elect Phil Micciche and Amr Mohsen to the Company's Board of Directors to serve as the representatives of the holders of the Company's Series A Preferred Stock, and (ii) the Investors holding shares of the Series B Preferred Stock hereby elect Phil Wickham to the Company's Board of Directors to serve as the representative of the holders of the Company's Series B Preferred Stock.

         1.3 Legend.

                  (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing Key Stockholder Shares and the Investor Shares the following restrictive legend (the "Legend"):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

                  (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Key Stockholder Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

         1.4 Successors. The provisions of this Agreement shall be binding upon the successors in interest to any of the Key Stockholder Shares or Investor Shares. The Company shall not permit the transfer of any of the Key Stockholder Shares or Investor Shares on its books or issue a new certificate representing any of the Key Stockholder Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person agrees to be bound by all the provisions hereof as if such person were a Key Stockholder or Investor, as applicable.

         1.5 Other Rights. Except as provided by this Agreement or any other agreement entered into in connection with the Financing, each Key Stockholder and Investor shall exercise the full rights of a holder of capital stock of the Company with respect to the Key Stockholder Shares and Investor Shares, respectively.

2.       TERMINATION.

         2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

                  (a) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended, which results in the Series A and Series B Preferred Stock being converted into Common Stock;

                  (b) the date of the closing of any other public offering of the Company's securities pursuant to which the Company's outstanding Preferred Stock is converted into shares of Common Stock pursuant to the Company's Articles of Incorporation;

                  (c) at such time as the Investors hold less than an aggregate of one million (1,000,000) shares of Series A Preferred Stock and one million (1,000,000) shares of the Series B Preferred Stock (each as adjusted for stock splits, dividends or the like);

                  (d) ten (10) years from the Effective Date;

                  (e) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 2.1(e) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

                  (f) the date as of which the parties terminate this Agreement by written consent of a majority in interest of the Investors and a majority in interest of the Key Stockholders.

3.       MISCELLANEOUS.

         3.1 Specific Performance. The parties declare that it is impossible to measure in money the damages which will accrue to a party hereto or to its heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party or its heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives any claim or defense that such party or personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding any claim or defense that such remedy at law exists.

         3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

         3.3 Amendment or Waiver. This Agreement shall be amended (or provisions of this Agreement waived) only by an instrument in writing signed by (i) the Company, (ii) a majority in interest of the Investors and (iii) a majority in interest of the Key Stockholders. Any amendment or waiver so effected shall be binding upon each of the parties and any of their assignees.

         3.4 Severability. If one or more of the provisions of this Agreement is held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         3.5 Successors. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

         3.6 Additional Shares. If subsequent to the Effective Date, any shares or other securities are issued on, or in exchange for, any of the Key Stockholder Shares or Investor Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Key Stockholder or Investor Shares, as the case may be, for purposes of this Agreement.

         3.7 Addition of Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series B Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series B Preferred Stock shall become a party to this Agreement (without any further action by any then current signatory hereto or successor in interest to such signatory's interest in Series B Preferred Stock) by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder.

         3.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

         3.9 Waiver. No waivers of any breach of this Agreement by any party shall be construed as a waiver of any rights or remedies of any other party or with respect to any subsequent breach, unless such waiver so provides by its terms.

         3.10 Attorney's Fees. If any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party reasonable fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys, which shall include, without limitation, fees, costs and expenses of appeals.

         3.11 Notices. Any notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient (provided that same is followed up by certified or registered mail immediately as otherwise provided herein; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All notices shall be addressed to the holder appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

         3.12 Entire Agreement. This Agreement and its Exhibits constitute the full and entire understanding and agreement among the parties with regard to its subject matter and no party shall be liable or bound to any other in any manner with respect to such subject matter by any other representations, warranties, covenants and agreements.

         3.13 Termination of Prior Agreement. Upon the execution of this Agreement by the Company, Mark Underseth and the holders of a majority in interest of the Series A Preferred Stock held by the Investors named in the Prior Voting Agreement and outstanding as of the date of this Agreement, the Prior Voting Agreement is hereby terminated in its entirety and restated herein.. Upon such execution, all provisions of, rights granted and covenants made in the Prior Voting Agreement are hereby waived, released and terminated in their entirety and shall have no further force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:                                INVESTORS:

S2 TECHNOLOGIES, INC.                   ORYX TECHNOLOGIES, INC.



By:____________________________________ By:_____________________________________
         President
                                        Name:___________________________________

                                        Title:__________________________________




                                        ORYX VENTURES


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        PROFILE VENTURE PARTNERS FUND 1, L.P.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        STAR TRUST 1982


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________




                      AMENDED AND RESTATED VOTING AGREEMENT
                                 SIGNATURE PAGE

                                        VMR HIGH OCTANE FUND


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        CRENSHAW INVESTMENTS LIMITED


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        DIABLO PARTNERS


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        KEY STOCKHOLDERS:



                                        ________________________________________
                                         Mark Underseth




                      AMENDED AND RESTATED VOTING AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                            LIST OF KEY STOCKHOLDERS

Mark Underseth

                                    EXHIBIT B

                                LIST OF INVESTORS

Oryx Technologies, Inc.

Oryx Ventures

Profile Venture Partners Fund 1, L.P.

Star Trust 1982

VMR High Octane Fund

Crenshaw Investments Limited

Diablo Partners

                                   EXHIBIT F-1

                      MANAGEMENT SERVICES AGREEMENT (ORYX)

                          MANAGEMENT SERVICES AGREEMENT

         This Management Services Agreement is made effective as of October 18, 2001, by and between Oryx Ventures, LLC a Delaware limited liability company ("Consultant"), and S2 Technologies, Inc. a California corporation (the "Company").

                                R E C I T A L S :

         A. Whereas, the Company is presently in the process of developing its operations;

         B. Whereas, the Company desires to engage the services of Consultant in connection with certain strategic, operating and other business advisory and consulting services;

         C. Whereas, Consultant desires to consult with the Board of Directors and the officers of the Company and to undertake for the Company certain strategic consulting activities with respect to the direction of the Company's operations and financial affairs.

         NOW, THEREFORE, for good and valuable consideration and intending to be legally bound, the parties agree as follows:

         1. Term of Agreement. The respective duties and obligations of the parties hereto shall commence effective on the date hereof and shall continue for a period of one (1) year thereafter. At least thirty (30) days prior to the expiration of the term of this Agreement (or of any renewal term) the parties shall negotiate in good faith to extend the term of this engagement, if, in the Company's sole discretion, further consulting services are needed. Notwithstanding the foregoing, Company shall have no obligation to extend the term of this engagement following the initial one (1) year term.

         2. Consultation. Consultant shall make those employees and agents identified on Schedule 1 hereto available to consult with the Board of Directors, the officers of the Company, and other employees of the Company, at such times as described in Section 9 of this Agreement, concerning certain strategic business matters, including, but not limited to: (i) executive recruiting; (ii) business development and strategic marketing; (iii) administrative functions, such as advising and performing the following duties and/or services: human resources administration and management and administration of accounting and information systems; (iv) operational functions, such as materials management, distribution and manufacturing; and (v) debt and/or equity financing strategies.

         3. Consultant an Independent Contractor. The parties agree that in performing Consultant's duties and obligations under this Agreement, Consultant and all employees and other agents of Consultant shall be deemed to be independent contractors and not employees of the Company. The Company and Consultant agree that, in all cases, Consultant and its employees and other agents are, with respect to the Company, free to choose the manner, means and timing of their performance, and are not employees of the Company within the meaning of Section 3401(c) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations Section 31.3401(c)-1. The Company shall not withhold any taxes or other payroll deductions from any compensation payable to Consultant under this Agreement. Each party shall indemnify and hold harmless the other party from any losses, penalties, taxes, interest, attorneys' fees, costs and other expenses resulting from any claims for the amount of any payroll and income withholding taxes with respect to compensation paid under this Agreement. Consultant warrants that (i) amounts paid by it to its employees in connection with services rendered under this Agreement will have appropriate payroll and income taxes withheld from them and
(ii) it will pay all taxes payable with respect to the compensation received by it hereunder.

         4. Employment of Certified Public Accountants. It is understood and agreed by the parties hereto that the services to be performed by Consultant do not include the auditing of the books of the Company, the preparing of any financial statements, the preparing of any tax returns or other documents required to be prepared by any governmental body having jurisdiction to tax, or any other acts or services normally performed by certified public accountants. Consultant may, at the written request of the Company, engage, hire, retain, and employ, in the name and for the account of the Company, one or more, or a firm of, certified public accountants to perform for the Company the services described above in this paragraph.

         5. Employment of Assistants. If it is reasonably necessary for Consultant to have the aid of assistants or the services of other persons, companies, or firms in order to properly perform the duties and obligations required of Consultant under this Agreement, Consultant may, from time to time and with the prior written consent of the Company, employ, engage, or retain the same. The cost to Consultant for said services shall be chargeable to the Company, and the Company shall reimburse and pay over to Consultant said costs on demand.

         6. Limited Liability. With regard to the services to be performed by Consultant pursuant to the terms of this Agreement, Consultant shall not be liable to the Company, or to anyone who may claim any right due to Consultant's relationship with the Company, for any acts or omissions in the performance of said services on the part of Consultant or on the part of the agents or employees of Consultant; except when said acts or omissions of Consultant are due to willful misconduct and under circumstances in which indemnity is expressly prohibited by applicable law. The Company shall indemnify Consultant and hold it free and harmless from any and all obligations, liabilities, costs, claims, actions, judgments, attorneys' fees, and attachments arising from or growing out of any matter or transaction occurring prior to the date of this Agreement and arising from or growing out of the services rendered by Consultant to the Company pursuant to the terms of this Agreement or in any way connected with the rendering of said services, except when the same shall arise due to the willful misconduct of Consultant, and under circumstances in which indemnity is expressly prohibited by applicable law.

         7. Compensation. At the beginning of each month of this Agreement's term, the Company shall pay Consultant ten thousand dollars ($10,000) in advance to secure Consultant's services in such month.

         8. Termination; Suspension of Performance. Consultant may suspend its performance under this Agreement at any time if the Company has not provided compensation in accordance with the terms of Paragraph 7 hereof. Either party may terminate this Agreement following a material breach by the other party and fifteen (15) days written notice by either party to the other of such breach and the nature thereof, if the breach remains uncured after the expiration of said 15-day notice period after breach. Upon thirty (30) days written notice by the Company to Consultant, the Company may terminate this Agreement for "cause," which, for purposes of this Agreement, shall be defined as, with respect to each of Consultant's Agents, such Agent's gross dishonesty or fraud in the performance of the respective services hereunder, gross negligence in the performance of the respective duties hereunder and intentional engagement in acts seriously detrimental to the Company's operations. In addition, the Company may terminate this Agreement at any time upon its payment to Consultant of any unpaid compensation due to Consultant pursuant to Paragraph 7 hereof for the remaining term of this Agreement.

         9. Minimum Amount of Service. Consultant shall devote up to ___ workdays over the initial one year term of this Agreement to the affairs of the Company, principally through the services of Philip Micciche and Mitch Underseth. Anything contained in this Agreement to the contrary notwithstanding, Consultant shall devote only so much time, in excess of eight (8) work days per month, to the affairs of the Company as it, in its sole judgment, deems necessary; and Consultant may represent, perform services for, and be employed by, any additional clients, persons, or companies as Consultant, in its sole discretion, sees fit.

         10. Expenses. In addition to the compensation specified in Section 7, the Company will pay reasonable out-of-pocket expenses incurred by Consultant in the furtherance of or in connection with the performance of the consulting services hereunder; provided Consultant provides reasonable backup documentation therefor.

         11. Confidential Information.

                  (a) For purposes of this Section 11, the term "Confidential Information" shall mean all information developed by or disclosed or made available to Consultant, its employees or representatives, in connection with the performance by Consultant of the consulting services hereunder which the Company protects against unrestricted disclosure to others and which: (i) if in written or other tangible form, is clearly designated as "Confidential"; and
(ii) if disclosed orally, is reduced to a writing designating such information as "Confidential" which is delivered to Consultant promptly following such oral disclosure. By way of illustration but not limitation "Confidential Information" includes (a) trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques (hereinafter for purposes of clauses (a), (b), and (c) of this Section 11, collectively referred to as "Inventions"); and (b) information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of other employees of Company.

                  (b) Consultant agrees, with respect to any Confidential Information developed by or disclosed to it hereunder: (i) to use such Confidential Information only for the purposes of performing the consulting services hereunder; (ii) to use the same methods and degree of care to prevent disclosure of such Confidential Information as it uses to prevent disclosure of its own proprietary and confidential information; (iii) to disclose the Confidential Information to its employees only on a need-to-know basis and not to disclose any Confidential Information to any third party without the prior written consent of the Company; and (iv) to return any Confidential Information in any tangible form to the Company at the request of the Company and to retain no copies or reproductions thereof.

                  (c) Consultant shall not be obligated to treat information as Confidential Information if such information: (i) was rightfully in Consultant's possession or was rightfully known to Consultant prior to receipt from the Company; (ii) is or becomes publicly known without the fault of Consultant;
(iii) is or becomes rightfully available to Consultant without confidential restriction from a source not bound by a confidentiality obligation to the Company; (iv) is independently developed by Consultant without use of the Confidential Information disclosed hereunder; provided, however, that the burden of proof of such independent development shall be upon Consultant; or (v) is required to be disclosed pursuant to court or government action; provided, however, that Consultant gives the Company reasonable prior notice of disclosure pursuant to such court or government action and, upon the request of the Company, the Consultant shall cooperate in contesting such disclosure.

                  (d) Consultant agrees that any and all ideas, inventions, discoveries, improvements, know-how and techniques that the Consultant conceives, reduces to practice or develops during the term of the Agreement, alone or in conjunction with others, during or as a direct result of performing the services for the Company under this Agreement (collectively, for purposes of this clause (d), the "Inventions") shall be the sole and exclusive property of the Company. Consultant hereby assigns and agrees to assign to the Company his entire right, title and interest in and to all Inventions. Consultant hereby designates the Company as his agent for, and grants to the Company a power of attorney with full power of substitution, which power of attorney shall be deemed coupled with an interest, solely for the purpose of effecting the foregoing assignments from the Consultant to the Company. Consultant further agrees to cooperate and provide reasonable assistance to the Company to obtain and from time to time enforce United States and foreign patents, copyrights, and other rights and protections claiming, covering or relating to the Inventions in any and all countries.

         12. Miscellaneous.

                  (a) Relationship of Parties. Consultant shall at all times during the performance of its services hereunder be an independent contractor, maintaining sole and exclusive control over its business and operations. At no time will either party hold itself out to be the agent, employee, lessee, sublessee, partner, or joint venturer of the other party. Neither party hereto shall have the express or implied right or authority to assume or create any obligation on behalf of or in the name of the other party, or to bind the other party in regard to any contract, agreement or undertaking with any third party.

                  (b) Entire Agreement. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties relating to its subject matter and supersedes all prior, written or oral negotiations, representations or agreements respecting cash payments for consulting services described herein; provided, however, that this Agreement is in addition to and shall not supersede the terms of the agreement dated July 20, 2000 between Oryx Technologies, Inc. and the Company (the "July 20, 2000 Agreement"); all the terms of the July 20, 2000 Agreement shall remain in effect. No modification of this Agreement shall be binding on either party unless it is in writing and signed by both parties.

                  (c) Severability. The provisions of this Agreement are severable, and if one or more provisions are judicially determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions or portions of this Agreement shall nevertheless be binding on and enforceable by and between the parties hereto.

                  (d) Assignment. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties; provided, however, that Consultant shall not transfer or assign this Agreement without prior written consent of the Company.

                  (e) Governing Law. The rights and obligations of the parties to this Agreement shall be governed by and construed in accordance with the laws of the State of California.

                  (f)  Headings.   Section   headings  are  for  convenience  of
reference only and shall not be considered in the interpretation of this Agreement.

                  (g) Unavoidable Delays. Either party shall be excused for any delays or defaults in the performance of this Agreement (except the payment of amounts due and payable hereunder) unavoidably caused by the act of the other, the act of any agent of the other, the act of any governmental authority, acts of God, the elements, war, litigation, strikes, walkouts, or any other cause beyond its reasonable control. Each party shall use all reasonable diligence to avoid any such delay or default and to resume performance under this Agreement as soon as practicable after such delay or default. (h) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or on the day sent by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service, and in each case addressed as follows:

                  To Consultant:              Oryx Ventures LLC
                                              C/O ORYX TECHNOLOGIES, INC.
                                              4340 Almaden Expressway, Suite 220
                                              San Jose, California 95118
                                              Attention: Louis Borge

                  To the Company:             S2 TECHNOLOGIES, INC.
                                              3420 Camino Alegre
                                              Carlsbad, CA 92009
                                              Attn: Mark Underseth

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.





                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement at Fremont, California on the day and year first above mentioned.

                                        S2 TECHNOLOGIES, INC.



                                        By:
                                           -------------------------------------


                                        Its:    CEO
                                            ------------------------------------




                                        CONSULTANT: Oryx Ventures, LLC





                                        By:
                                           -------------------------------------


                                               Its: Managing Director

                                   SCHEDULE 1


Phil Micciche

Mitch Underseth

                                   EXHIBIT F-2

                       MANAGEMENT SERVICES AGREEMENT (PVP)

                                    EXHIBIT G

                 PROPIETARY INFORMATION AND INVENTIONS AGREEMENT

                                    EXHIBIT H

                              FORM OF LEGAL OPINION

                                    EXHIBIT I

                                  BUSINESS PLAN